PGIM GROWTH ALLOCATION FUND,
a series of The Prudential Investment Portfolios, Inc.

655 Broad Street
Newark, New Jersey 07102

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

February 4, 2019

Dear Shareholder:

I am writing to ask you to consider and vote on an important proposal (the “Proposal”) whereby all of the assets of PGIM Growth Allocation Fund (the “Growth Allocation Fund”), a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), would be acquired by PGIM QMA Large-Cap Core Equity Fund (the “Large-Cap Core Fund,” and together with the Growth Allocation Fund, the “Funds”), a series of Prudential Investment Portfolios 9 (“PIP 9”), and the Large-Cap Core Fund would assume all of the liabilities of the Growth Allocation Fund (the “Reorganization”). PIP Inc. is a Maryland corporation and PIP 9 is a Delaware statutory trust. The special meeting of shareholders of the Growth Allocation Fund (the “Meeting”) is scheduled for Monday, April 22, 2019 at 1:00 p.m. Eastern time.

The Board of Directors of PIP Inc. has reviewed and approved the Proposal and recommended that shareholders of the Growth Allocation Fund be asked to consider and vote upon the Proposal. Although the Directors have determined that the Proposal is in your best interest, the final decision to approve the Proposal is up to you.

Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

If approved, the Reorganization would give you the opportunity to participate in a fund with similar investment objectives and similar investment restrictions to those of the Growth Allocation Fund, and will allow you to enjoy a larger asset base over which expenses may be spread.

The accompanying combined prospectus/proxy statement includes a detailed description of the Proposal. Please read the enclosed materials carefully and cast your vote.

To vote, you may use any of the following methods:

•   By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.

•   By Internet. Have your proxy card available. Go to the website listed on your card. Enter your control number from your card. Follow the instructions found on the website. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•   By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Enter your control number from your card. There is no charge to you for the call. Follow the recorded instructions. Votes must be entered by 11:59 p.m. Eastern time on the day prior to the Meeting.

•   In Person. Attend the meeting and vote your interests.

Special Note for Systematic Investment Plans (e.g., Automatic Investment Plan, Systematic Exchange, etc.). Shareholders in systematic investment plans must contact their financial adviser or call our customer service division, toll free, at 1-800-225-1852 to change their investment options. Otherwise, if the proposed transaction is approved, starting on the day following the closing of the proposed transaction, future transactions will automatically be made in shares of the Large-Cap Core Fund, as applicable.

The Reorganization is expected to occur in May 2019, if shareholder approval is obtained by the April 22, 2019 meeting date. If the meeting date is adjourned, the Reorganization may occur on a different date.

If you have any questions before you vote, please call D. F. King & Co., Inc., at 1-877-732-3619 toll-free. They will be happy to help you understand the proposal and assist you in voting.

Stuart Parker

President

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PGIM GROWTH ALLOCATION FUND,
a series of The Prudential Investment Portfolios, Inc.

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of PGIM Growth Allocation Fund (the “Growth Allocation Fund”), a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), a Maryland corporation, is scheduled to be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, on Monday, April 22, 2019 at 1:00 p.m. Eastern time, for the following purposes:

To consider and vote upon the approval or disapproval of a Plan of Reorganization under which the Growth Allocation Fund will transfer all of its assets to, and all of its liabilities will be assumed by, PGIM QMA Large-Cap Core Equity Fund (formerly, Prudential QMA Large-Cap Core Equity Fund) (the “Large-Cap Core Fund”), a series of Prudential Investment Portfolios 9 (“PIP 9”), a Delaware statutory trust, in exchange for shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, which will be distributed to shareholders of the Growth Allocation Fund, and the Growth Allocation Fund will be liquidated and terminated (the “Proposal”).

Only the matters set forth in this Notice of Special Meeting may be brought before the Meeting.

The Board of Directors of PIP Inc. has fixed the close of business on January 28, 2019 as the record date for the determination of the shareholders of the Growth Allocation Fund entitled to notice of, and to vote at, the Meeting and any postponements or adjournments of the Meeting.

Andrew R. French

Secretary

Dated: February 4, 2019

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also vote by telephone or over the internet as described in the materials provided to you. In order to avoid unnecessary expense, we ask for your cooperation in mailing your proxy card promptly, no matter how large or small your holdings may be. A copy of this combined Prospectus and Proxy Statement is available at www.pgiminvestments.com/fundupdates.

The Board of Directors of PIP Inc. recommends that you vote FOR the Proposal.

Your vote is important.

Please return your proxy card promptly

or vote by telephone or over the internet.

INSTRUCTIONS FOR EXECUTING YOUR PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears on the account registration shown on the proxy card.

2.  JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of account registration or by the individual executing the proxy card. For example:

	VALID SIGNATURE
A.	1.	XYZ Corporation	John Smith, President
	2.	XYZ Corporation	John Smith, President
		c/o John Smith, President
B.	1.	ABC Company Profit Sharing Plan	Jane Doe, Trustee
	2.	Jones Family Trust	Charles Jones, Trustee
	3.	Sarah Clark, Trustee	Sarah Clark, Trustee
		u/t/d 7/1/85
C.	1.	Thomas Wilson, Custodian	Thomas Wilson, Custodian
		f/b/o Jessica Wilson UTMA
		New Jersey

PROSPECTUS AND PROXY STATEMENT
for
PGIM GROWTH ALLOCATION FUND,
A SERIES OF THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
and
PROSPECTUS
for
PGIM QMA LARGE-CAP CORE EQUITY FUND,
A SERIES OF PRUDENTIAL INVESTMENT PORTFOLIOS 9

655 Broad Street
Newark, New Jersey 07102-4077
(973) 367-7521
Dated February 4, 2019

Acquisition of the Assets and Assumption of the Liabilities of
PGIM Growth Allocation Fund
By and in Exchange for Shares of PGIM QMA Large-Cap Core Equity Fund

This combined Prospectus and Proxy Statement (“Prospectus/Proxy Statement”) is being furnished to the shareholders of PGIM Growth Allocation Fund (the “Growth Allocation Fund”), a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), a Maryland corporation, in connection with the solicitation of proxies by the Board of Directors of PIP Inc. for use at a special meeting of shareholders of the Growth Allocation Fund and at any postponements or adjournments thereof (the “Meeting”).

The Meeting will be held at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 on Monday, April 22, 2019 at 1:00 p.m. Eastern time. This Prospectus/Proxy Statement first will be sent to shareholders on or about February 13, 2019.

The purpose of the Meeting is for shareholders of the Growth Allocation Fund to consider and vote upon a Plan of Reorganization (the “Plan”) under which the Growth Allocation Fund will transfer substantially all of its assets to, and substantially all of its liabilities will be assumed by, PGIM QMA Large-Cap Core Equity Fund (the “Large-Cap Core Fund”), a series of Prudential Investment Portfolios 9 (“PIP 9”), a Delaware statutory trust, in exchange for shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, which will be distributed to shareholders of the Growth Allocation Fund, and the subsequent redemption and cancellation of shares of the Growth Allocation Fund and its liquidation and terminated (the “Reorganization”).

Only the matters set forth in the Notice of Special Meeting may be brought before the Meeting.

In connection with this proposed transfer and termination, each whole and fractional share of Class A shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, each whole and fractional share of Class B shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class B shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, each whole and fractional share of Class C shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class C shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, each whole and fractional share of Class R shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, each whole and fractional share of Class Z shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, each whole and fractional share of Class R6 shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, and outstanding shares of the Growth Allocation Fund will be cancelled. Each of the Growth Allocation Fund and the Large-Cap Core Fund is a “Fund” and together are referred to as the “Funds.”

If the shareholders of the Growth Allocation Fund approve the Plan, they will become shareholders of the Large-Cap Core Fund.

The Funds have similar investment objectives and similar investment restrictions. The investment objective of the Growth Allocation Fund is long-term capital appreciation, while the investment objective of the Large-Cap Core Fund is long-term growth of capital. The Growth Allocation Fund seeks to achieve its objective by investing approximately 90% (which may range from 85% to 95%) of its total assets in underlying funds that invest in a diversified portfolio of equity securities, with the remainder invested in underlying funds that invest primarily in fixed income securities. The Large-Cap Core Fund seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities of large capitalization US companies. Both Funds’ strategies focus on equity securities. The fundamental investment restrictions of the Growth Allocation Fund and the Large-Cap Core Fund are the same in all material respects, except that the Growth Allocation Fund is non-diversified, while the Large-Cap Core Fund is diversified and that the Growth Allocation Fund’s investment objective is fundamental and the Large-Cap Core Fund’s is not.

Certain important differences in the Funds’ strategies, such as the fund-of-funds structure of the Growth Allocation Fund versus the actively managed strategy of the Large-Cap Core Fund, and the diversification restriction of the Large-Cap Core Fund, while the Growth Allocation Fund is non-diversified, are explained in more detail below.

This Prospectus/Proxy Statement sets forth concisely the information about the proposed Reorganization and the issuance of shares of the Large-Cap Core Fund that you should know about before voting. You should retain it for future reference. Additional information about the Large-Cap Core Fund and the proposed Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•  The Prospectus for the Large-Cap Core Fund, dated January 29, 2019, which has been filed with the SEC (No. 333-66895) and is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

•  The Statement of Additional Information (“SAI”) for the Large-Cap Core Fund, dated January 29, 2019 (No. 333-66895), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An SAI, dated February 4, 2019, relating to this Prospectus/Proxy Statement (No. 333-228917), which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

•  An Annual Report to Shareholders for the Large-Cap Core Fund for the fiscal year ended October 31, 2018 (No. 811-09101), which is enclosed and incorporated by reference into this Prospectus/Proxy Statement.

You may request a free copy of these documents by calling 1-800-225-1852 or by writing to the Large-Cap Core Fund at the above address.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other US government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement, including the Plan. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A to this Prospectus/Proxy Statement), the Prospectus for the Large-Cap Core Fund (Exhibit B to this Prospectus/Proxy Statement and which is enclosed), the Large-Cap Core Fund’s Annual Report to shareholders for its fiscal year ended October 31, 2018 (Exhibit C to this Prospectus/Proxy Statement and which is enclosed), and the SAI relating to this Prospectus/Proxy Statement. This Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read these materials for more complete information.

The Proposal

You are being asked to consider and approve a Plan that will have the effect of combining the Growth Allocation Fund and the Large-Cap Core Fund into a single mutual fund, sometimes referred to as the “Combined Fund”. The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

If the Reorganization is approved by shareholders of the Growth Allocation Fund, it is currently anticipated that all or a substantial portion of the portfolio securities of the Growth Allocation Fund will be sold and/or redeemed in-kind and new securities will be purchased prior to and solely and directly related to the Reorganization. This is because the Growth Allocation Fund operates as a fund-of-funds, whereas the Large-Cap Core Fund is actively managed. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Growth Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Growth Allocation Fund would have realized capital gains of approximately $4.69 per share (comprised of both short term and long term capital gains), approximately 27% of the net asset value of the Growth Allocation Fund. Any capital gains realized by the Growth Allocation Fund prior to the closing date of the Reorganization will be distributed to shareholders of the Growth Allocation Fund, respectively, prior to the closing date of the Reorganization. Shareholders of the Growth Allocation Fund who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Fund’s ability to use available carryovers, and are subject to change. As of October 31, 2018, it is anticipated that transaction costs of approximately $75,000 will be incurred by the Growth Allocation Fund and its shareholders to reposition its portfolio in connection with the Reorganization.

The Growth Allocation Fund is a series of PIP Inc., an open-end investment company that is organized as a Maryland corporation. The Large-Cap Core Fund is a series of PIP 9, an open-end investment company that is organized as a Delaware statutory trust.

If the shareholders of the Growth Allocation Fund vote to approve the Plan, the assets of the Growth Allocation Fund will be transferred to, and all of the liabilities of the Growth Allocation Fund will be assumed by, the Large-Cap Core Fund in exchange for an equal dollar value of shares of the same class of the Large-Cap Core Fund, except that Class R shareholders of the Growth

Allocation Fund will receive Class A shares of the Large-Cap Core Fund, of equal dollar value based upon the value of the shares at the time the Growth Allocation Fund’s assets are transferred to the Large-Cap Core Fund. After the transfer of assets and exchange of shares has been completed, the Growth Allocation Fund will be liquidated and terminated. If shareholders approve the Plan, you will cease to be a shareholder of the Growth Allocation Fund and will become a shareholder of the Large-Cap Core Fund. The Funds have identical redemption procedures, as discussed below.

For the reasons set forth in the “Reasons for the Reorganization” section, the Board of Directors of PIP Inc. and the Board of Trustees of PIP 9 have determined that the proposed Reorganization is in the best interests of the Growth Allocation Fund and the Large-Cap Core Fund, and have also concluded that the interests of the existing shareholders of the Funds will not be diluted as a result of the Reorganization.

The Board of Directors of PIP Inc., on behalf of the Growth Allocation Fund, has approved the Plan and unanimously recommends that you vote to approve the Plan.

Shareholder Voting

Shareholders who own shares of the Growth Allocation Fund at the close of business on January 28, 2019 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold of the Growth Allocation Fund. The approval of the Plan requires the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the total outstanding voting shares of the Growth Allocation Fund.

Specifically, approval of the Plan requires the vote of the lesser of (i) 67% or more of the outstanding voting shares of the Growth Allocation Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Growth Allocation Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting shares of the Growth Allocation Fund (the “1940 Act Majority”).

Please vote your shares as soon as you receive this Prospectus/Proxy Statement. You may vote by completing and signing the enclosed ballot (proxy card) or over the Internet or by phone. If you vote by any of these methods, your votes will be officially cast at the Meeting for you by persons appointed as proxies. If you own shares in multiple accounts, you will receive multiple proxy cards. Each proxy card must be voted for all of your shares to be voted.

You can revoke or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

REASONS FOR THE REORGANIZATION

The Directors of PIP Inc. and the Trustees of PIP 9, including all of the Directors who are not “interested persons” of PIP Inc. on behalf of the Growth Allocation Fund and all of the Trustees of PIP 9 who are not “interested persons” of PIP 9 on behalf of the Large-Cap Core Fund (collectively, the “Independent Directors”), have unanimously determined that the Reorganization would be in the best interests of the Growth Allocation Fund and the Large-Cap Core Fund. The Board of each Fund concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of consummation of the Plan.

PGIM Investments provided the Board the following comparative summary of the performance of each Fund (Class Z) for various periods ended October 31, 2018.

Growth Allocation Fund

	3 Months	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net (Class Z):	-7.48%	-1.18%	6.90%	5.74%	9.97%
Growth Customized Blend Index:*	-4.98%	1.85%	8.16%	7.33%	10.65%
Russell 1000 Index:	-3.51%	6.98%	11.31%	11.05%	13.42%
S&P 500 Index:	-3.25%	7.35%	11.51%	11.33%	13.23%

*The Growth Customized Blend Index is a model portfolio consisting of the Russell 3000 Index (60.5%), the MSCI ACWI ex-US Index (24%), the Bloomberg Barclays US Aggregate Bond Index (8%), the FTSE EPRA/NAREIT Developed Net Index (5%) and the Citigroup 3-Month T-Bill Index (2.5%). The Growth Customized Blend Index does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of these expenses.

Large-Cap Core Fund

	3 Months	1 Yr	3 Yr	5 Yr	10 Yr
Total Return Net (Class Z):	-4.55%	5.98%	11.02%	11.08%	12.49%
S&P 500 Index:	-3.25%	7.35%	11.51%	11.33%	13.23%

The Large-Cap Core Fund’s investment performance has been stronger than that of the Growth Allocation Fund as of the 3-month, and the one-, three-, five-, and ten-year periods ended October 31, 2018.

PGIM Investments informed the Board that the Reorganization is expected to result in reduced gross and net expenses for the Growth Allocation Fund shareholders, and reduced or unchanged gross expenses and unchanged net expenses for shareholders of the Large-Cap Core Fund due to the continuance of the current contractual expense limitation applicable to the Large-Cap Core Fund through February 29, 2020 as follows: PGIM Investments has contractually agreed to limit net annual operating expenses of the Large-Cap Core Fund through February 29, 2020 (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, fees and expenses of underlying funds, brokerage, extraordinary expenses and certain other expenses (such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.35% of the Large-Cap Core Fund’s average daily net assets. The Large-Cap Core Fund can give no guarantee with respect to the continuation of either of the waivers and/or reimbursements after February 29, 2020. Additionally, the Manager contractually agrees through February 29, 2020, to limit Total Annual Fund Operating Expenses to 1.58% of average daily net assets for Class B shares of the Large-Cap Core Fund.  Additionally, upon implementation of the Reorganization, the Manager will contractually agree through February 28, 2021, to limit Total Annual Fund Operating Expenses to 0.72% of average daily net assets for Class A shares and 1.44% of average daily net assets for Class C shares of the proforma combined Fund. Based on these facts, the Manager believes that the Reorganization will benefit Growth Allocation Fund shareholders by creating the potential for improved fund performance and lower expenses, as well as other advantages that come with increased asset growth.

The Board also noted that as a result of the implementation of the Reorganization, shareholders of the Growth Allocation Fund will become shareholders of the Large-Cap Core Fund, which has a higher effective management fee. The Directors considered that the higher management fee is because the Large-Cap Core Fund is an actively managed fund, whereas the Growth Allocation Fund operates as a fund-of-funds.  Information regarding the Growth Allocation Fund also references indirect management fee revenue to the Manager from the underlying funds, a feature unique to the Growth Allocation Fund, as a fund-of-funds. The Directors further considered that, notwithstanding the higher management fee rate, the Growth Allocation Fund shareholders will experience lower gross and net expense ratios after the Reorganization due to the contractual expense limitations that will be implemented for the Combined Fund.

The Board considered that if Growth Allocation Fund shareholders approve the Reorganization, the Growth Allocation Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. Growth Allocation Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a substantial portion of the Growth Allocation Fund’s portfolio securities will be sold and/or redeemed in-kind prior to the closing of the Reorganization, and the Growth Allocation Fund is expected to realize capital gain or loss in connection with those sales. If the Growth Allocation Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

The Board also considered that the Growth Allocation Fund would pay the costs of the Reorganization, which are currently estimated to be $230,000. Transaction costs associated with repositioning the Growth Allocation Fund’s portfolio in connection with the Reorganization will be borne by the Growth Allocation Fund before the Reorganization and are estimated to be approximately $75,000. The Manager may utilize a transition manager to assist in the transition of the Growth Allocation Fund. The Manager does not expect the engagement of a transition manager to result in any additional expenses for the Growth Allocation Fund.

The Board of each Fund, including a majority of Independent Directors, after considering the matter, unanimously concluded that the interests of the existing shareholders of each Fund would not be diluted as a result of the consummation of the Plan and that, for the following reasons, consummation of the Plan is in the best interests of each Fund:

•  The Funds are equity funds with similar investment objectives and similar investment restrictions;

•  The Large-Cap Core Fund had better net investment performance than the Growth Allocation Fund for the 3-month, and the one-, three-, five-, and ten-year periods ended October 31, 2018;

•  If approved by shareholders, the Reorganization is expected to result in reduced gross and net expenses for shareholders of the Growth Allocation Fund and reduced or unchanged gross expenses and unchanged net expenses for shareholders of the Large-Cap Core Fund, based on each Fund’s net assets as of October 31, 2018 and due to the expense waivers and/or reimbursements discussed above;

•  Although the Growth Allocation Fund and its shareholders will pay the costs of the Reorganization, including the transaction costs to reposition the Growth Allocation Fund prior to closing of the Reorganization, Growth Allocation Fund shareholders are expected to benefit from potentially increased investment performance and decreased net expenses;

•  Shareholders of the Large-Cap Core Fund will not be impacted by the transition of the Growth Allocation Fund prior to the Reorganization; and

•  Shareholders of each Fund could benefit from long-term economies of scale that may result from consummation of the Plan.

The Board reviewed various factors about each Fund, including the assets under management of the Growth Allocation Fund ($104 million) and the Large-Cap Core Fund ($275 million) as of October 31, 2018 and based on the analysis provided by the Manager agreed that the Large-Cap Core Fund should be the accounting and performance survivor of the Reorganization.

The Board also considered that it is a condition to the closing of the Reorganization that the Growth Allocation Fund and the Large-Cap Core Fund receive an opinion of counsel substantially to the effect that the exchange of shares pursuant to the Plan will not result in a taxable gain or loss for US federal income tax purposes for shareholders of Growth Allocation Fund or the Large-Cap Core Fund.

The Directors also considered that although the Reorganization will itself be a tax-free transaction, the distribution of any gains will be taxable to Growth Allocation Fund shareholders, except in the case of shareholders holding their shares in tax-exempt accounts.

Consequently, the Directors of Growth Allocation Fund approved the Plan and recommend that shareholders of Growth Allocation Fund vote to approve the Plan.

For the reasons discussed above, the Board of Directors of PIP Inc. on behalf of the Growth Allocation Fund unanimously recommend that you vote FOR the Plan.

If shareholders of Growth Allocation Fund do not approve the Plan, the Board of Growth Allocation Fund will consider other possible courses of action for the Growth Allocation Fund, including, among others, consolidation of the Growth Allocation Fund with one or more affiliated funds other than the Large-Cap Core Fund; adding one or more new subadvisers, including one or more affiliated subadvisers; replacing the current subadvisers with one or more subadvisers, including one or more affiliated subadvisers; or having the Manager manage the assets directly, including dual-hatting one or more employees of an affiliated subadviser. In the event that the shareholders of the Growth Allocation Fund do not approve the Plan, PGIM Investments may consider recommending to the Board and shareholders the liquidation of Growth Allocation Fund. A liquidation of the Growth Allocation Fund would result in taxable gains or losses for most shareholders of Growth Allocation Fund who do not hold their shares in tax-advantaged accounts.

The Funds have similar principal risks, including market risk, risk of increase in expenses, and equity and equity-related securities risk.  The Growth Allocation Fund is also subject to affiliated funds risk, asset allocation risk, fund-of-funds risk, fund rebalancing risk, non-diversification status risk and market capitalization risk, while the Large-Cap Core Fund is subject to large capitalization company risk and model design and implementation risk. The Growth Allocation Fund is also subject to derivatives risk and foreign securities risk as principal risks, while such risks are non-principal risks of the Large-Cap Core Fund. See “Comparison of Investment Strategies-Principal Risks of Investing in the Funds” for additional details.

FEES AND EXPENSES

The following tables describe the fees and expenses that shareholders may pay if they hold shares of the Funds, as well as the unaudited pro forma fees and expenses of the Large-Cap Core Fund that will continue in effect after consummation of the Reorganization if the Plan is approved. The fees and expenses below of the pro forma Large-Cap Core Fund after the Reorganization are based on estimated expenses of the Large-Cap Core Fund and the Growth Allocation Fund during the twelve months ended October 31, 2018.

“Certain Expenses” are defined herein as taxes, interest, distribution (12b-1) fees and certain extraordinary expenses. The Growth Allocation Fund offers Class A, Class B, Class C, Class R, Class Z, and Class R6 shares, while the Large-Cap Core Fund offers Class A, Class B, Class C, Class Z, and Class R6 shares.  Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund in the Reorganization.

Shareholder Fees and Operating Expenses (unaudited)

Class A Shares (for the twelve months ended October 31, 2018)

Shareholder Fees (fees paid directly from your investment)

	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Large-Cap Core Fund After Reorganization
Maximum sales charge (load) imposed on purchases	5.50%	5.50%	5.50%
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Growth Allocation Fund(1)(3)	Large-Cap Core Fund(2)(4)	Pro Forma Large-Cap Core Fund After Reorganization(2)(4)(5)
Management Fees	0.10%	0.35%	0.35%
+ Distribution (12b-1) Fees	0.30%	0.30%	0.30%
+ Other Expenses	0.33%	0.21%	0.21%
+ Acquired Fund Fees and Expenses	0.75%	N/A	N/A
= Total annual fund operating expenses	1.48%	0.86%	0.86%
– Fee waiver and/or expense reimbursement (1)(2)(4)	-0.13%	-0.14%	-0.14%
= Net annual fund operating expenses	1.35%	0.72%	0.72%

Class B Shares (for the twelve months ended October 31, 2018)

Shareholder Fees (fees paid directly from your investment)

	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Large-Cap Core Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	5.00%	5.00%	5.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Growth Allocation Fund(3)	Large-Cap Core Fund(4)	Pro Forma Large-Cap Core Fund After Reorganization(4)
Management Fees	0.10%	0.35%	0.35%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.67%	1.10%	0.52%
+ Acquired Fund Fees and Expenses	0.75%	N/A	N/A
= Total annual fund operating expenses	2.52%	2.45%	1.87%
– Fee waiver and/or expense reimbursement (1)(2)(4)	-0.42%	-0.87%	-0.29%
= Net annual fund operating expenses	2.10%	1.58%	1.58%

Class C Shares (for the twelve months ended October 31, 2018)

Shareholder Fees (fees paid directly from your investment)

	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Large-Cap Core Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	1.00%	1.00%	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Growth Allocation Fund(3)	Large-Cap Core Fund(4)	Pro Forma Large-Cap Core Fund After Reorganization(4)(5)
Management Fees	0.10%	0.35%	0.35%
+ Distribution (12b-1) Fees	1.00%	1.00%	1.00%
+ Other Expenses	0.38%	0.20%	0.19%
+ Acquired Fund Fees and Expenses	0.75%	N/A	N/A
= Total annual fund operating expenses	2.23%	1.55%	1.54%
– Fee waiver and/or expense reimbursement (1)(2)(4)	-0.13%	-0.11%	-0.10%
= Net annual fund operating expenses	2.10%	1.44%	1.44%

Class R Shares (for the twelve months ended October 31, 2018)

Shareholder Fees (fees paid directly from your investment)

	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Large-Cap Core Fund After Reorganization*
Maximum sales charge (load) imposed on purchases	None	N/A	5.50%
Maximum deferred sales charge (load)	None	N/A	1.00%
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	N/A	None
Redemption fee	None	N/A	None
Exchange fee	None	N/A	None
Maximum account fee (accounts under $10,000)	None	N/A	$15

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Growth Allocation Fund(1)(3)	Large-Cap Core Fund(4)	Pro Forma Large-Cap Core Fund After Reorganization(4)
Management Fees	0.10%	N/A	0.35%
+ Distribution (12b-1) Fees	0.75%	N/A	0.30%
+ Other Expenses	10.82%	N/A	0.21%
+ Acquired Fund Fees and Expenses	0.75%	N/A	N/A
= Total annual fund operating expenses	12.42%	N/A	0.86%
– Fee waiver and/or expense reimbursement (1)(2)(4)	-10.82%	N/A	-0.14%
= Net annual fund operating expenses	1.60%	N/A	0.72%

Class Z Shares (for the twelve months ended October 31, 2018)

Shareholder Fees (fees paid directly from your investment)

	Growth Allocation Fund		Large-Cap Core Fund		Pro Forma Large-Cap Core Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None		None		None
Maximum deferred sales charge (load)	None		None		None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None		None		None
Redemption fee	None		None		None
Exchange fee	None		None		None
Maximum account fee (accounts under $10,000)	None	**	None	**	None	**

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Growth Allocation Fund(3)	Large-Cap Core Fund(4)	Pro Forma Large-Cap Core Fund After Reorganization(4)
Management Fees	0.10%	0.35%	0.35%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	0.78%	0.20%	0.19%
+ Acquired Fund Fees and Expenses	0.75%	N/A	N/A
= Total annual fund operating expenses	1.63%	0.55%	0.54%
– Fee waiver and/or expense reimbursement (1)(2)(4)	-0.53%	-0.09%	-0.08%
= Net annual fund operating expenses	1.10%	0.46%	0.46%

Class R6*** Shares (for the twelve months ended October 31, 2018)

Shareholder Fees (fees paid directly from your investment)

	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Large-Cap Core Fund After Reorganization
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None
Redemption fee	None	None	None
Exchange fee	None	None	None
Maximum account fee (accounts under $10,000)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Growth Allocation Fund(3)	Large-Cap Core Fund(4)	Pro Forma Large-Cap Core Fund After Reorganization(4)
Management Fees	0.10%	0.35%	0.35%
+ Distribution (12b-1) Fees	None	None	None
+ Other Expenses	12.49%	0.09%	0.08%
+ Acquired Fund Fees and Expenses	0.75%	N/A	N/A
= Total annual fund operating expenses	13.34%	0.44%	0.43%
– Fee waiver and/or expense reimbursement (1)(2)(4)	-12.24%	-0.09%	-0.08%
= Net annual fund operating expenses	1.10%	0.35%	0.35%

*  The information shown for the Pro Forma Large-Cap Core Fund After Reorganization relates to Class A shares. Pursuant to the terms of the Reorganization, Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund.

**  Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.

***  Formerly known as Class Q.

(1)  The distributor of the Growth Allocation Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, the distributor of the Fund has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for the Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(2)   The distributor of the Large-Cap Core Fund has contractually agreed through February 29, 2020 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Trustees.

(3) The Manager of the Growth Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

(4)  The Manager of the Large-Cap Core Fund has contractually agreed through February 29, 2020 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.35% of the Fund’s average daily net assets. Additionally, the Manager contractually agrees through February 29, 2020, to limit Total Annual Fund Operating Expenses to 1.58% of average daily net assets for Class B shares of the Large-Cap Core Fund. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Trustees.

(5)  Upon implementation of the Reorganization, the Manager will contractually agree, through February 28, 2021, to limit Total Annual Fund Operating Expenses to 0.72% of average daily net assets for Class A shares and 1.44% of average daily net assets for Class C shares of the proforma combined Fund.

Expense Examples

These examples are intended to help you compare the cost of investing in each Fund before the Reorganization with the cost of investing in the Large-Cap Core Fund after the Reorganization. They assume that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year and that each Fund’s operating expenses remain the same, except for any contractual and service (12b-1) fee waivers and overall expense limitations that may be in effect during the one year period. The Large-Cap Core Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund.

Full Redemption —Although your actual costs may be higher or lower, based on the above assumptions you would pay the following expenses if you redeemed your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$680	$980	$1,302	$2,211
Large-Cap Core Fund	619	796	988	1,540
Pro Forma Large-Cap Core Fund After Reorganization	619	796	988	1,540

Class B Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$713	$1,045	$1,403	$2,447
Large-Cap Core Fund	661	980	1,327	2,132
Pro Forma Large-Cap Core Fund After Reorganization	661	860	1,084	1,777

Class C Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$313	$685	$1,183	$2,554
Large-Cap Core Fund	247	479	834	1,836
Pro Forma Large-Cap Core Fund After Reorganization	247	477	830	1,826

Class R Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$163	$2,544	$4,585	$8,502
Large-Cap Core Fund*	N/A	N/A	N/A	N/A
Pro Forma Large-Cap Core Fund After Reorganization	74	260	463	1,048

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$112	$462	$837	$1,888
Large-Cap Core Fund	47	167	298	681
Pro Forma Large-Cap Core Fund After Reorganization	47	165	294	669

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$112	$2,658	$4,797	$8,765
Large-Cap Core Fund	36	132	237	546
Pro Forma Large-Cap Core Fund After Reorganization	36	130	233	534

* The Large-Cap Core Fund does not offer Class R shares and the pro forma expenses above for the Large-Cap Core Fund relate to Class A shares. Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund.

No Redemption —Although your actual costs may be higher or lower, you would pay the following expenses on the same investment if you did not redeem your shares at the end of each period:

Class A Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$680	$980	$1,302	$2,211
Large-Cap Core Fund	619	796	988	1,540
Pro Forma Large-Cap Core Fund After Reorganization	619	796	588	1,540

Class B Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$213	$745	$1,303	$2,447
Large-Cap Core Fund	161	680	1,227	2,132
Pro Forma Large-Cap Core Fund After Reorganization	161	560	984	1,777

Class C Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$213	$685	$1,183	$2,554
Large-Cap Core Fund	147	479	834	1,836
Pro Forma Large-Cap Core Fund After Reorganization	147	477	830	1,826

Class R Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$163	$2,544	$4,585	$8,502
Large-Cap Core Fund*	N/A	N/A	N/A	N/A
Pro Forma Large-Cap Core Fund After Reorganization	74	260	463	1,048

Class Z Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$112	$462	$837	$1,888
Large-Cap Core Fund	47	167	298	681
Pro Forma Large-Cap Core Fund After Reorganization	47	165	294	669

Class R6 Shares	One Year	Three Years	Five Years	Ten Years
Growth Allocation Fund	$112	$2,658	$4,797	$8,765
Large-Cap Core Fund	36	132	237	546
Pro Forma Large-Cap Core Fund After Reorganization	36	130	233	534

* The Large-Cap Core Fund does not offer Class R shares and the pro forma expenses above for the Large-Cap Core Fund relate to Class A shares. Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund.

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under “Total annual fund operating expenses” remain the same in the years shown (except that fee waivers or reimbursements, if any, are reflected only for the periods for which they are in effect). These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any Fund.

Performance of the Funds

The following bar charts show each Fund’s performance for the indicated share class for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The bar chart and Average Annual Total Returns table demonstrate the risk of investing in each Fund by showing how returns can change from year to year and by showing how the Fund’s average annual total returns for each share class compare with a broad-based securities market index and a group of similar mutual funds. Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future.

Growth Allocation Fund (as of December 31, 2017)

(1)   Prior to this year, the annual total returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual total returns for Class Z shares in light of the relative growth of assets in this share class. The total return for Class Z shares from January 1, 2018 to September 30, 2018 was 3.12%.

BEST QUARTER: 19.85% (2nd Quarter 2009) WORST QUARTER: -22.08% (4th Quarter 2008)

Average Annual Total Returns % (including sales charges) (as of December 31, 2017)

	ONE YEAR	FIVE YEARS	TEN YEARS
Class A Shares	14.41	9.16	4.81
Class B Shares	15.25	9.44	4.61
Class C Shares	19.23	9.58	4.63
Class R Shares	20.80	10.13	5.16
Class R6 Shares**†	N/A	N/A	N/A
Class Z Shares %
Return Before Taxes	21.43	10.67	5.66
Return After Taxes on Distributions	19.88	9.33	4.94
Return After Taxes on Distributions and Sale of Fund Shares	12.50	8.11	4.35

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

**  Formerly Class Q shares.

†  Average annual total returns are not shown for Class R6 shares, because Class R6 shares are new. Performance for Class R6 shares will be included after Class R6 shares have been in existence for a full calendar year.

Growth Allocation Fund (as of December 31, 2017) (continued)

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS
Index % (reflects no deduction for fees, expenses or taxes)
Growth Customized Blend Index	19.97	11.56	6.33
Russell 1000 Index	21.69	15.71	8.59
S&P 500 Index	21.82	15.78	8.49
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average	20.19	10.77	5.20

Large-Cap Core Fund (as of December 31, 2018)

(1)   Prior to this year, the annual returns bar chart displayed returns for the Fund’s Class A shares. The Fund now shows annual returns for Class Z shares in light of the relative growth of assets in this share class. Without the contractual expense limitation, the annual returns would have been lower.

BEST QUARTER: 14.82% (3rd Quarter 2009) WORST QUARTER: -15.37% (4th Quarter 2018)

Average Annual Total Returns % (including sales charges) (as of December 31, 2018)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Class A Shares	-12.79	6.20	11.23	—
Class B Shares	-12.27	6.43	11.01	—
Class C Shares	-9.14	6.62	11.04	—
Class R6 Shares**	-7.41	N/A	N/A	6.64 (12-28-16)
Class Z Shares %
Return Before Taxes	-7.47	7.67	12.14	—
Return After Taxes on Distributions	-11.66	5.05	10.31	—
Return After Taxes on Distributions and Sale of Fund Shares	-1.52	5.95	10.00	—

*  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for Class Z Shares. After-tax returns for other classes will vary due to differing sales charges and expenses.

**  Formerly Class Q shares.

Large-Cap Core Fund (as of December 31, 2018) (continued)

Index % (reflects no deductions for fees, expenses or taxes)

	ONE YEAR	FIVE YEARS	TEN YEARS	SINCE INCEPTION
Index % (reflects no deduction for fees, expenses or taxes)
S&P 500 Index	-4.38	8.49	13.11	—
Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Large-Cap Core Funds Average	-5.66	6.93	11.97	—

COMPARISON OF IMPORTANT FEATURES

The Investment Objectives, Strategies and Principal Risks of the Funds

This section describes the investment objectives and strategies of the Funds and the differences between them. For a complete description of the investment strategies and risks for the Large-Cap Core Fund, you should read the Prospectus (enclosed as Exhibit B) for the Large-Cap Core Fund, which is incorporated by reference into this Prospectus/Proxy Statement. Additional information is included in the Large-Cap Core Fund’s SAI, which is also incorporated by reference into this Prospectus/Proxy Statement.

The Funds have similar investment objectives and similar investment restrictions. The investment objective of the Growth Allocation Fund is long-term capital appreciation, while the investment objective of the Large-Cap Core Fund is long-term growth of capital. The Growth Allocation Fund seeks to achieve its objective by investing approximately 90% (which may range from 85% to 95%) of its total assets in underlying funds that invest in a diversified portfolio of equity securities, with the remainder invested in underlying funds that invest primarily in fixed income securities. The Large-Cap Core Fund seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities of large capitalization US companies. Both Funds’ strategies focus on equity securities. The fundamental investment restrictions of the Growth Allocation Fund and the Large-Cap Core Fund are the same in all material respects, except that the Growth Allocation Fund is non-diversified, while the Large-Cap Core Fund is diversified and that the Growth Allocation Fund’s investment objective is fundamental and the Large-Cap Core Fund’s is not.

Certain important differences in the Funds’ strategies, such as the fund-of-funds structure of the Growth Allocation Fund versus the actively managed strategy of the Large-Cap Core Fund, and the diversification restriction of the Large-Cap Core Fund, while the Growth Allocation Fund is non-diversified, are explained in more detail below.

The subadviser to both the Growth Allocation Fund and the Large-Cap Core Fund is Quantitative Management Associates LLC (“QMA”), an affiliate of the investment manager of both Funds, PGIM Investments LLC (the “Manager” or “PGIM Investments”). The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval with respect to both Funds. The Manager can enter into new subadvisory agreements with certain subadvisers that are affiliates of the Manager without shareholder approval with respect to the Large-Cap Core Fund.

Comparison of Investment Strategies

Each Fund pursues its investment objective through various investment strategies that are employed by each Fund’s subadviser(s). The key differences with respect to the Funds’ principal investment strategies and risks are due to the Growth Allocation Fund’s fund-of-funds structure versus the actively managed structure of the Large-Cap Core Fund. Because the Growth Allocation Fund is a series of PIP Inc. and the Large-Cap Core Fund is a series of PIP 9, and because the Funds were each launched at different times, there are some differences between the Funds with respect to investment policies and disclosure that appears in each of their prospectuses and SAIs.

	Growth Allocation Fund	Large-Cap Core Fund
Investment Objective	Long-term capital appreciation. This is a fundamental investment objective and cannot be changed without shareholder approval.	Long-term growth of capital. A non-fundamental investment objective may be revised by the Board and does not require shareholder approval.
Principal Investments/ Investment Strategy

The Growth Allocation Fund seeks to achieve its objective by investing primarily in Underlying Funds which invest in a diversified portfolio of equity securities. Under normal circumstances, the Fund invests approximately 90% (which may range from 85% to 95%) of its total assets in Underlying Funds that invest in a diversified portfolio of equity securities and the remainder of the Fund’s total assets in Underlying Funds that invest primarily in fixed income securities.

The Large-Cap Core Fund seeks investments that will appreciate over time. The Large-Cap Core Fund’s goal is to outperform the returns of the S&P 500 Index over the long term. The Large-Cap Core Fund seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities of large capitalization US companies.

Equity and Equity-related Securities / Market Capitalization

The Growth Allocation Fund normally invests approximately 90% of its total assets in Underlying Funds that invest primarily in common stocks of US and non-US companies of all market capitalization ranges.

The Large-Cap Core Fund seeks to achieve its objective by investing at least 80% of its investable assets in equity and equity-related securities of large capitalization US companies. The Large-Cap Core Fund considers large capitalization companies to be those with market capitalizations within the market cap range of companies included in the Russell 1000® Index or the S&P 500® Index.

Fixed-Income Securities	The Growth Allocation Fund invests the remainder of its total assets (10% (which may range from 5% to 15%)) in Underlying Funds that invest primarily in fixed income securities.	The Large-Cap Core Fund does not have a fixed-income policy.
Foreign Securities

The Growth Allocation Fund may invest approximately 35% of its total assets in Underlying Funds that invest in non-US dollar-denominated stocks of non-US companies, including companies in emerging markets.

The Large-Cap Core Fund may invest up to 20% of its investable assets in equity securities of non-US issuers.
Money Market Instruments	The Growth Allocation Fund, either directly or through an Underlying Fund, may invest in money market instruments. The Fund may temporarily invest up to	The Large-Cap Core Fund may invest up to 100% of total assets in money market instruments, including commercial paper of a US

	Growth Allocation Fund	Large-Cap Core Fund
100% of its total assets in high-quality non-US or domestic money market instruments.

or non-US company, non-US government securities, certificates of deposit, bankers’ acceptances, time deposits of domestic and non-US banks, and obligations issued or guaranteed by the US Government or its agencies or instrumentalities, on temporary basis.

Dollar Rolls, Forward Rolls and Reverse Repurchase Agreements	The Growth Allocation Fund may invest in Underlying Funds that enter into dollar rolls, forward rolls and reverse repurchase agreements.	The Large-Cap Core Fund may borrow through forward rolls, dollar rolls or reverse repurchase agreements.
Derivatives	The Growth Allocation Fund may invest in Underlying Funds that use various derivative strategies to try to improve their returns.	The Large-Cap Core Fund may invest up to 25% of its net assets in derivatives.
Mortgage-Related Securities

The Growth Allocation Fund may invest in Underlying Funds that invest in mortgage-related securities issued or guaranteed by US governmental entities or private entities and in collateralized mortgage obligations (CMOs) issued by private issuers.

The Large-Cap Core Fund does not have a mortgage-related securities policy.
Asset-Backed Debt Securities	The Growth Allocation Fund may invest in Underlying Funds that invest in asset-backed debt securities.	The Large-Cap Core Fund does not have an asset-backed debt securities policy.
Short Sales	The Growth Allocation Fund may invest in Underlying Funds that make short sales of a security.	Although not fundamental, the Large-Cap Core Fund may not make uncovered short sales of securities in excess of 5% of its total assets. The Fund may use short sales “against-the-box.”
Illiquid Securities

The Growth Allocation Fund, through its investments in Underlying Funds, also follows certain policies when it holds illiquid securities (each Underlying Fund may hold up to 15% of its net assets in illiquid securities.

The Large-Cap Core Fund may invest up to 15% of net assets in illiquid securities.
US Government and Agency Securities	The Growth Allocation Fund, either directly or through an Underlying Fund, may invest in securities issued or guaranteed by the US Government or by an agency or instrumentality of the US Government.	See money market instruments above.
Diversification	The Growth Allocation Fund is classified as a non-diversified fund.	The Balanced Fund is classified as a diversified fund.
Manager of Managers structure	The Manager can enter into new subadvisory agreements with non-affiliated subadvisers without shareholder approval.	The Manager can enter into subadvisory agreements with non-affiliated and wholly-owned subadvisers without shareholder approval.
Performance Benchmark	Growth Customized Blend Index Russell 1000 Index S&P 500 Index	S&P 500 Index

Principal Risks of Investing in the Funds. All investments have risks to some degree. Loss of money is a risk of investing in the Funds. Please remember that an investment in the Funds is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. The table below compares the principal risks of the Funds.

The Funds have similar principal risks, including market risk, risk of increase in expenses, and equity and equity-related securities risk. The Large-Cap Core Fund is also subject to model design and implementation risk and large capitalization company risk, while the Growth Allocation Fund is subject to affiliated funds risk, asset allocation risk, fund-of-funds risk, fund rebalancing risk, non-diversification status risk and market capitalization risk. The Growth Allocation Fund is also subject to derivatives risk and foreign market risk as principal risks, while such risks are non-principal risks of the Large-Cap Core Fund.

Principal Risks	Growth Allocation Fund	Large-Cap Core Fund

Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or non-US central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	Yes	Yes

Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

	Yes	Yes

Equity and Equity-Related Securities Risks. The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

	Yes	Yes

Large Capitalization Company Risk. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

	No	Yes

Model Design and Implementation Risks. The design of Quantitative Management Associates LLC (QMA)’s underlying models may be flawed or incomplete. These models are based on historical and theoretical underpinnings that QMA believes are sound, but there is no guarantee that these underpinnings will correlate with security price behavior in the manner assumed by the models or that the quantitative techniques that underlie QMA’s portfolio construction processes will fully anticipate important risks. In addition, it is impossible to eliminate completely the risk of error in the implementation of the models that guide QMA’s quantitative investment processes, and it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

	No	Yes

Affiliated Funds Risk. The Fund’s Manager serves as manager of the Underlying Funds. In addition, the Fund may invest in certain underlying funds for which its subadviser serves as subadviser. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Manager and subadviser fulfill their fiduciary duties to the Fund and the Underlying Funds. For example, the subadviser may have an incentive to allocate the Fund’s assets to those Underlying Funds for which the fees paid to the Manager or the subadviser are higher than the fees paid by other Underlying Funds for which the subadviser also serves as a subadviser. However, the Fund has adopted procedures to mitigate these concerns.

	Yes	No

Asset Allocation Risk. The subadviser may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweighted in equities when the stock market is falling and the fixed-income market is rising. Likewise, the Fund may be overweighted in fixed-income securities when fixed-income markets are falling and the equity markets are rising.

	Yes	No

Asset Class Variation Risk. The Underlying Funds invest principally in the securities constituting their asset class (i.e., equity and fixed income). However, under normal market conditions, an Underlying Fund may vary the percentage of assets in these securities (subject to any applicable regulatory requirements). Depending on the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from the allocation to that asset class.

	Yes	No

Principal Risks	Growth Allocation Fund	Large-Cap Core Fund

Derivatives Risk. Certain Underlying Funds may invest in derivatives. Using derivatives can increase Underlying Fund losses and reduce opportunities for gains when market prices, interest rates, currency rates or the derivatives themselves behave in a way not anticipated by the Underlying Fund. Using derivatives also can have a leveraging effect and increase Underlying Fund volatility. An Underlying Fund can lose more than the amount it invests in a derivative. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Underlying Fund. Use of derivatives may have different tax consequences for the Underlying Fund than an investment in the underlying instrument, and such differences may affect the amount, timing and character of income distributed to shareholders.

The US Government and non-US governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.

	Yes	No, but the Fund may invest up to 25% of its net assets in derivatives.

Foreign Market Risk. Non-US markets often are more volatile than US markets and generally are not subject to regulatory requirements comparable to those placed on US issuers. Changes in currency exchange rates can reduce or increase market performance. In addition to the general risks of investing in non-US securities, to the extent that an Underlying Fund invests in securities of emerging markets, an Underlying Fund may be exposed to a greater risk of potential turmoil, rapid changes in economic conditions or other risks.

	Yes	No

Fund-of-Funds Risk. The value of an investment in the Fund will be related, to a substantial degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

	Yes	No

Fund Rebalancing Risk. Underlying Funds may experience relatively large redemptions or investments due to a rebalancing of the Fund’s investments. In such event, an Underlying Fund may be required to sell securities or to invest cash at a time when it is not advantageous to do so. Rebalancing may increase brokerage and/or other transaction costs of an Underlying Fund, increase the Underlying Fund’s expenses or result in the Underlying Fund becoming too small to be economically viable. Rebalancing may also adversely affect an Underlying Fund’s performance and thus the Fund’s performance. The impact of rebalancing is likely to be greater when the Fund purchases, redeems or invests in a substantial portion of an Underlying Fund.

The subadviser will seek to cooperate with the subadvisers of the Underlying Funds to minimize any adverse impact on the Underlying Funds. The subadvisers of the Underlying Funds may take such actions as they deem appropriate to minimize such adverse impact, considering the potential benefits of such investments to the Underlying Funds and consistent with their obligations to the Underlying Funds. Such actions may delay the rebalancing of the Fund’s investments in the event of significant market or other events that may require more rapid action.

	Yes	No
Investment Style Risk. Investment style risk is the risk that a particular style utilized by an Underlying Fund may be out of favor for a period of time.	Yes	No

Liquidity Risk. Certain Underlying Funds may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by an Underlying Fund are difficult to purchase or sell. Liquidity risk also includes the risk that the Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. If the

	Yes	No, but the Fund can invest up to 15% of its net assets in illiquid securities

Principal Risks	Growth Allocation Fund	Large-Cap Core Fund

Underlying Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Capitalization Risk. Certain Underlying Funds may invest in stocks of small- and medium-size companies which may present above-average risks. These companies usually offer a smaller range of products and services than larger companies. They may also have limited financial resources and may lack management depth. As a result, the prices of stocks issued by small- and medium-size companies tend to fluctuate more than the stocks of larger, more established companies. In exchange for potentially lower risks of investing in large capitalization companies, such investments may not rise as much in value as the value of investments in smaller-capitalized companies.

	Yes	No, but see “Large Capitalization Company Risk”

Non-Diversified Status. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain requirements that a “diversified” mutual fund is required to meet under federal law. Unlike “diversified” funds, the Fund may invest its assets in the securities of an individual issuer, in this case any Underlying Fund, without limiting such investments within prescribed percentages pursuant to federal law. Thus, the Fund’s assets may be concentrated in fewer securities than those of other funds. Therefore, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree.

Two Underlying Funds, PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund, are also non-diversified. This means that they may invest a larger percentage of their assets in a smaller number of issuers than a diversified fund. To the extent an Underlying Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. PGIM Global Real Estate Fund and PGIM Jennison Natural Resources Fund are also more susceptible to market and other events affecting the particular industry sectors in which they invest and therefore involve more risk than Underlying Funds that do not concentrate their assets in a particular industry sector.

	Yes	No

Portfolio Turnover Risk. The Fund does not intend to re-allocate assets among the Underlying Funds frequently in response to day-to-day changes in markets. Historically, however, certain Underlying Funds have actively and frequently traded their portfolio securities. High portfolio turnover results in higher transaction costs and can affect an Underlying Fund’s, and, therefore, the Fund’s, performance and can have adverse tax consequences.

	Yes	No

Short Sale Risk. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, which may be substantial.

	Yes	No

Comparison of Other Strategies

Temporary Defensive Investments. In response to adverse market, economic or political conditions, the Growth Allocation Fund may temporarily invest up to 100% of its total assets in high-quality non-US or domestic money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Growth Allocation Fund’s assets when the equity and fixed-income markets are unstable. In addition, certain Underlying Funds may temporarily invest up to 100% of their total assets in high-quality non-US or domestic money market instruments in response to adverse conditions, which may limit their ability to achieve their respective investment objective. In response to adverse market, economic or political conditions, the Large-Cap Core Fund may take a temporary defensive position and invest up to 100% of its assets in money market instruments, including short-term obligations of, or securities guaranteed by, the US Government, its agencies or instrumentalities, or in high-quality obligations of domestic or non-US banks and corporations, and may hold up to 100% of its assets in cash or cash equivalents. Investing heavily in these securities is inconsistent with and limits the Large-Cap Core Fund’s ability to achieve its investment objective, but may help to preserve the Large-Cap Core Fund’s assets.

Investments in Affiliated Funds. The Large-Cap Core Fund may invest its assets in affiliated short-term bond funds and/or money market funds.  The affiliated funds are registered investment companies under the Investment Company Act of 1940 (the “1940 Act”).  The Large-Cap Core Fund can invest its free cash balances in the affiliated funds to obtain income on short-term cash balances while awaiting attractive investment opportunities, to provide liquidity in preparation for anticipated redemptions or for defensive purposes. Such an investment could also allow the Large-Cap Core Fund to obtain the benefits of a more diversified portfolio available in the affiliated funds than might otherwise be available through direct investments in those asset classes, and will subject the Large-Cap Core Fund to the risks associated with the particular asset class.  As a shareholder in the affiliated funds, the Large-Cap Core Fund will pay its proportional share of the expenses of the affiliated funds, but the affiliated funds do not pay a management fee to the investment manager, since the investment manager only receives reimbursement for its expenses.  Thus, shareholders of the Large-Cap Core Fund are not paying management fees for both the Large-Cap Core Fund and the affiliated funds.  The investment results of the portions of the Large-Cap Core Fund’s assets invested in the affiliated funds will be based on the investment results of the affiliated funds. The Growth Allocation Fund is structured as a “fund-of-funds,” meaning that instead of buying individual securities directly, the Fund invests primarily in other mutual funds within the PGIM Funds family.

Reverse Repurchase Agreements and Forward Rolls. The Growth Allocation Fund may invest in Underlying Funds that enter into reverse repurchase agreements and forward rolls. With a reverse repurchase agreement, the Underlying Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time. When an Underlying Fund enters into a forward roll, the Underlying Fund sells securities to be delivered in the current month and repurchases the same or substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Underlying Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.  The Large-Cap Core Fund does not have a similar policy.

Repurchase Agreements. The Growth Allocation Fund may invest in Underlying Funds that use repurchase agreements, where a party agrees to sell a security to an Underlying Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Underlying Fund and is, in effect, a loan by the Underlying Fund. The Underlying Funds generally use repurchase agreements for cash management purposes only.  The Large-Cap Core Fund does not have a similar policy.

Other Investments. In addition to the strategies and securities discussed above, each Fund may use other strategies or invest in other types of securities as described in its SAI. Each Fund might not use all of the strategies or invest in all of the types of securities as described in its respective Prospectus or SAI.

Investment Restrictions

The following chart sets out the fundamental investment restrictions for each Fund, summarizes the differences between them and provides a brief discussion of the 1940 Act’s requirements with respect to such restrictions.

Fundamental Restriction	Growth Allocation Fund	Large-Cap Core Fund	Differences and Brief Discussion
1940 Act diversification	The Growth Allocation Fund does not have a fundamental policy on 1940 Act diversification.

The Large-Cap Core Fund may not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions.

The Large-Cap Core Fund is classified as a “diversified” fund under the 1940 Act, while the Growth Allocation Fund is classified as “non-diversified”. A “diversified” fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Borrowing

The Growth Allocation Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with

The Large-Cap Core Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements

There are no differences between the Funds’ restrictions. The 1940 Act generally permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. Certain trading practices and investments, such as reverse repurchase agreements, dollar rolls and certain derivatives, may be considered to be borrowings and thus subject to 1940 Act restrictions. On the other hand, certain practices and investments

Fundamental Restriction	Growth Allocation Fund	Large-Cap Core Fund	Differences and Brief Discussion

respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

with respect thereto, and obligations of the Large-Cap Core Fund to its trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

may involve leverage but are not considered to be borrowing.
Commodities

The Growth Allocation Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

The Large-Cap Core Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund’s ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited to 15% of net assets in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid).

Concentration

The Growth Allocation Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities.

The Large-Cap Core Fund may not purchase any security if as a result 25% or more of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities.

There are no differences between the Funds’ restrictions. Neither Fund concentrates its assets in a single industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.

Underwriter

The Growth Allocation Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. The Fund may purchase restricted securities without limit.

The Large-Cap Core Fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

The Growth Allocation Fund’s policy on making loans is less restrictive than that of the Large-Cap Core Fund, in that it allows the Growth Allocation Fund to purchase restricted securities without limit. The 1940 Act generally permits a fund to have underwriting commitments of up to 25% of its assets in certain circumstances. The 1940 Act does not require funds to have a

Fundamental Restriction	Growth Allocation Fund	Large-Cap Core Fund	Differences and Brief Discussion
fundamental policy regarding purchases of restricted securities.
Loans

The Growth Allocation Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund’s investment objective.

The Large-Cap Core Fund may make loans, including loans of assets of the Large-Cap Core Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan and is consistent with the Fund’s investment objective. For purposes of this restriction, the Fund may currently lend up to 33 1/3% of the value of its total assets.

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that generally reflects current interest rates. The SEC and the SEC staff frequently treat repurchase agreements as loans.)

Real Estate

The Growth Allocation Fund may not buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Large-Cap Core Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

There are no differences between the Funds’ restrictions. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited to 15% of net assets in the amount of illiquid assets it may purchase (real estate is generally considered illiquid).

For both Funds, whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund’s assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Non-Fundamental Investment Restrictions

The following chart sets out the non-fundamental investment restrictions for each Fund and summarizes the differences between them.

Growth Allocation Fund	Large-Cap Core Fund	Differences and Brief Discussion

The Growth Allocation Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance

The Large-Cap Core Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in

There are no differences between the Funds’ restrictions.

Growth Allocation Fund	Large-Cap Core Fund	Differences and Brief Discussion
margin in connection with futures or options is not considered the purchase of a security on margin.	connection with futures or options is not considered the purchase of a security on margin.

The Growth Allocation Fund may not make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales “against the box” are not subject to this limitation.

	The Large-Cap Core Fund may not make uncovered short sales of securities in excess of 5% of its total assets. The Fund may use short sales “against-the-box.”	The Large-Cap Core Fund may not invest more than 5% of its total assets in uncovered short sales.
N/A	The Large-Cap Core Fund may not invest for the purpose of exercising control or management.	The Growth Allocation Fund does not have such a restriction.

The Growth Allocation Fund may not invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

The Large-Cap Core Fund may not invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition, or (iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the SEC may impose by rule or order.

Both Funds may not invest in unaffiliated funds outside of the Section 12 limitations. The Growth Allocation Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund-of-funds structure.

Notwithstanding the non-fundamental restriction above, so long as a Fund is also an Underlying Fund for an Asset Allocation Fund, it may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

In addition, the Large-Cap Core Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

This is currently not applicable to the Growth Allocation Fund because it is not an underlying fund for an Asset Allocation Fund.

The Growth Allocation Fund may not invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

	N/A	The Growth Allocation Fund may not directly invest interests in oil, gas or other mineral exploration or development programs.
The Growth Allocation Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.	The Large-Cap Core Fund may not purchase more than 10% of all outstanding voting securities of any one issuer.	There are no differences between

Growth Allocation Fund	Large-Cap Core Fund	Differences and Brief Discussion
the Funds’ restrictions.
The Growth Allocation Fund may not invest more than 25% of its net assets in derivatives.	N/A	Although not a non-fundamental policy, the Large-Cap Core Fund currently may not invest more than 25% of its net assets in derivatives (per the Prospectus).
The Growth Allocation Fund may invest up to 100% of its respective total assets in shares of affiliated mutual funds in accordance with its investment objective and policies.	N/A	The Growth Allocation Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund-of-funds structure.

Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Fund.

	N/A	The Growth Allocation Fund is not subject to a limitation with respect to investing in affiliated funds as a result of its fund-of-funds structure.
N/A	If the Large-Cap Core Fund holds more than 15% of its net assets in illiquid securities, the Fund will take prompt action to reduce its holdings of illiquid securities.	Each Fund is subject to the 1940 Act limitation of not holding more than 15% of its assets in illiquid securities.
N/A

The Large-Cap Core Fund will provide 60 days’ written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its investable assets (that is, net assets plus borrowings for investment purposes) in the type of investments suggested by the Fund’s name.

The Large-Cap Core Fund has an 80% policy while the Growth Allocation Fund does not.

Federal Income Tax Considerations

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to so qualify in the future. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency and net income derived from interests in “qualified publicly traded partnerships” (i.e. partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, US Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies) or two or more issuers that are controlled by the Fund and are determined, pursuant to Department of the Treasury regulations, to be in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships. As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code’s distribution requirements.

The Reorganization may lead to various tax consequences, which are discussed under the caption “Certain Federal Tax Consequences of the Reorganization.”

Comparison of Organizational Structures

Description of Shares and Organizational Structure

We have summarized below certain rights of shareholders of each of the Growth Allocation Fund and the Large-Cap Core Fund to highlight differences in the governing documents. The following is only a summary and is not a complete description of the respective governing documents. You should refer to the governing documents of PIP Inc. and PIP 9 for more complete information.

Growth Allocation Fund

The Growth Allocation Fund is a series of PIP Inc., an open-end management investment company organized as a Maryland corporation. The Growth Allocation Fund operates pursuant to its charter (the “Charter”) and Bylaws and is governed by a Board of Directors (the “Board” or the “Directors”).

In accordance with the Charter of PIP Inc., the Board may, without shareholder approval, unless such approval is required by the 1940 Act, convey all of the assets of an acquired fund to an acquiring fund in consideration for shares of the acquiring fund and the assumption by the acquiring fund of the liabilities of the acquired fund.  The Board can then liquidate the acquired fund and cause the corporation to distribute the shares of the acquiring fund in redemption of the outstanding shares of the acquired fund.  Shareholder approval for this Reorganization is required by Rule 17a-8 under the 1940 Act.

PIP Inc. is authorized to issue 6.625 billion shares of common stock, $0.001 par value per share, which are currently divided into six portfolios or series, including the Growth Allocation Fund. Each series of PIP Inc. includes more than one class of shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class R6 and Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares and Class C shares have a conversion feature and (5) Class Z, Class R, Class R2, Class R4 and Class R6 shares are offered exclusively for sale to a limited group of investors.

In accordance with the Charter, the Board may authorize the creation of additional series and classes within such series, with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the Board Members may determine. All shares of each fund, when issued, against payment in full therefore, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a fund under certain circumstances. Each share of each class of a series is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class R6 and Class Z shares, which are not subject to any distribution and/or or service fees) bears the expenses related to the distribution of its shares.

Except for the conversion feature applicable to the Class B shares and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a fund is entitled to its portion of all of that fund’s assets after all debt and expenses of that fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A, Class R and Class R2 shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class R, and Class R2 shareholders and to Class R6 and Class Z shareholders, whose shares are not subject to any distribution and/or service fees. There are no Class T shares issued or outstanding for any fund.

PIP Inc. does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP Inc. will not be required to hold meetings of shareholders unless, for example, the election of directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the written request of a majority of PIP Inc.’s outstanding shares entitled to vote at the meeting. PIP Inc. shall indemnify present and former Board Members and officers and, to the extent authorized by the Board, employees and agents, against judgments, penalties, fines, settlements and reasonable expenses actually incurred, including advancement of expenses to such parties to the fullest extent authorized and in the manner permitted, by applicable federal and state law.

Under the Articles of Incorporation, the Board may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption as the Board may determine. All consideration received by PIP Inc. for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

The Directors serve for indefinite terms and may fill vacancies on the Board, subject to the requirements of the 1940 Act. The voting rights of shareholders are not cumulative so that holders of more than 50 percent of the shares voting can, if they choose, elect all Board Members being selected, while the holders of the remaining shares would be unable to elect any Board Members.

Large-Cap Core Fund

The Large-Cap Core Fund is a series of PIP 9, an open-end management investment company organized as a Delaware statutory trust. The Large-Cap Core Fund operates pursuant to an Agreement and Declaration of Trust (a “Declaration of Trust”) and By-Laws and is governed by a Board of Trustees (the “Board” or the “Trustees”).

PIP 9 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, which are currently divided into five series, including the Large-Cap Core Fund. Each series of PIP 9 includes more than one class of shares. Each class of par value shares represents an interest in the same assets of a fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z and Class R6 shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B and Class C shares have an automatic conversion feature and (5) Class Z and Class R6 shares are offered exclusively for sale to a limited group of investors.

In accordance with PIP 9’s Declaration of Trust, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine.

Shares of the fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class R6 shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the fund is entitled to its portion of all of the fund’s assets after all debt and expenses of the fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, and Class Z and Class R6 shares which are not subject to any distribution and/or service fees, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class Z and Class R6 shareholders.

PIP 9 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 9 will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Funds’ outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business.

Shareholder Meetings

Place of Meeting. PIP Inc. and PIP 9 may hold shareholder meetings at any place in the United States set by the respective Board.

Record Date. Each Board has the sole power to set a record date, which must be at or after the close of business on the day the record date is fixed, and may not be more than 90 days prior to the applicable meeting of shareholders. For PIP Inc., notice of any meeting of shareholders must be given at least 10 days prior to the date of such meeting.

Annual Meetings. PIP Inc. and PIP 9 are not required to hold annual meetings of their shareholders in any year in which the election of Directors/Trustees is not required to be acted upon under the 1940 Act.

Quorum. For PIP 9, the presence, in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast of the meeting, as required by federal law, including the 1940 Act, shall constitute a quorum. For PIP Inc., the presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, shall constitute a quorum.

Adjournments. The Large-Cap Core Fund can adjourn a meeting of shareholders without notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within a reasonable time after the date of the original meeting. The Growth Allocation Fund can adjourn a meeting of shareholders without further notice thereof if the time and date of the meeting are announced at the meeting and the adjourned meeting is held within 120 days after the date of the original meeting.

Amendments of Declaration of Trust/Charter

PIP 9’s Board is entitled to amend the Declaration of Trust without shareholder approval, except that shareholders have the right to vote on (1) any amendment that is required to be approved by shareholders pursuant to the 1940 Act and (2) any amendment submitted to the shareholders by the Board at its discretion.

Amendments to PIP Inc.’s Charter generally require the approval of the Board and at least a majority of the votes entitled to be cast by shareholders. However, the Board may amend the charter to change the name of PIP Inc., or change the designation or par value of shares, without shareholder approval.  Under Maryland law and the Charter, the Board is also authorized to increase or decrease authorized capital stock, and classify and reclassify authorized but unissued shares, without shareholder approval.

Amendment of By-Laws

PIP 9’s By-Laws can be amended by vote of the shareholders holding the majority of the outstanding shares entitled to vote or of the Board without shareholder vote; provided, however, that no By-Law may be altered, amended, adopted or repealed by the Board without shareholder vote if such alteration, amendment, adoption or repeal is required by the 1940 Act to be submitted to a vote of shareholders.

PIP Inc.’s By-Laws can be amended by majority vote of the shareholders or by the affirmative vote of two-thirds of the Board; provided, however, that no By-Law may be amended, adopted or repealed by the Board if such amendment, adoption or repeal is required by applicable law to be submitted to a vote of shareholders.

Board of Trustees/Directors

Number of Members. As for PIP 9, the number of Trustees shall be at least one (1) and as shall be determined from time to time under the Declaration of Trust. For PIP Inc., the number of Directors shall be at least three (3) and as shall be determined from time to time by the Board.

Removal of Board Members. The Board of PIP 9 may remove any of its Trustees with or without cause at any time by an instrument signed by at least two-thirds of the number of its Trustees prior to such removal. With regard to PIP Inc., any Director may be removed with or without cause at a meeting of shareholders by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors.

Board Vacancies. A vacancy on the Board of PIP 9 may be filled by a majority of its Board; provided that in the event that less than the majority of the Trustees holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Trustees then in office shall call a shareholders’ meeting for the election of Trustees.

A vacancy on the Board of PIP Inc. may be filled by a majority of its Board; provided that in the event that less than the majority of the Directors holding office have been elected by the shareholders, to the extent required by the 1940 Act, but only to such extent, the Directors then in office shall call a shareholders’ meeting for the election of Directors.

Limitation on Liability of Trustees/Directors and Officers. PIP 9’s Declaration of Trust provides that a Trustee, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of PIP 9, of such Trustee or of any other Trustee, and shall be liable to PIP 9 and its shareholders solely for such Trustee’s own willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of PIP 9.

Maryland law provides that the charter of a Maryland corporation may limit the liability of its directors and officers to the corporation or its shareholders for money damages except for liability resulting from (a) actual receipt of an improper personal benefit or profit in the form of money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Charter includes a provision limiting the liability of directors and officers to the fullest extent permitted by Maryland law, provided that no director or officer will be protected from any liability to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification of Directors, Officers, Employees and Agents. PIP 9’s By-Laws provide that PIP 9 shall indemnify its agents to the fullest extent permitted by law and PIP 9’s By-Laws provide that no indemnification shall be provided where there has been an adjudication of willful misfeasance, bad faith, gross negligence or reckless disregard of duties (“disabling conduct”), or, with respect to any proceeding disposed of without an adjudication, unless there has been a determination that the indemnitee did not engage in disabling conduct by the court or other body before which the proceeding was brought, by a majority of disinterested Trustees or by written legal opinion of independent legal counsel. Additionally, under the 1940 Act, such indemnification provisions may not cover willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of one’s office.

The Charter and PIP Inc.’s Bylaws provide for indemnification of directors and officers to the fullest extent required or permitted by law (as limited by the 1940 Act).  The Bylaws also permit PIP Inc. to indemnify employees and agents to the extent authorized by the Board, the Charter, or the Bylaws and as permitted by law.  Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received.  A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received.  However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses.

Liability of Shareholders

PIP 9’s Declaration of Trust provides that if any shareholder or former shareholder is exposed to liability relating to his or her status as a shareholder, and not because of the actions or omissions of such person or entity, such person or entity shall be entitled to be held harmless from and indemnified out of the assets of the particular series of the Trust of which such person or entity is or was a shareholder and in relation to which such liability arose against all loss and expense arising from such liability.

With respect to PIP Inc., under Maryland law, shareholders are generally not liable for a corporation’s debts or obligations.

Termination and Dissolution

PIP 9 may be dissolved at any time by the Board by written notice to the shareholders, and any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.

With respect to PIP Inc., any series or class thereof may be terminated at any time by the Board by written notice to the shareholders of such series or class.  If all outstanding shares are redeemed, the Board may authorize the dissolution of PIP Inc. without shareholder action.

Management of the Funds

Under investment management agreements with each of PIP Inc., on behalf of the Growth Allocation Fund (the “Growth Allocation Fund Management Agreement”), and PIP 9, on behalf of the Large-Cap Core Fund (the “Large-Cap Core Fund Management Agreement,” and together with the Growth Allocation Fund Management Agreement, the “Management Agreements” and each, a “Management Agreement”), PGIM Investments LLC (the “Manager” or “PGIM Investments”), located at 655 Broad Street, Newark, New Jersey 07102, manages each Fund’s investment operations and administers its business affairs and is responsible for supervising QMA, as subadviser to both the Growth Allocation Fund and the Large-Cap Core Fund.

Pursuant to the Management Agreements, PGIM Investments, subject to the supervision of the Boards and in conformity with the stated policies of the Funds, manages both the investment operations of the Funds and the composition of the Funds’ portfolios, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Funds. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Funds. The Manager will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PGIM Investments will review the performance of the investment subadviser(s) and make recommendations to the respective Board with respect to the retention of investment subadviser(s) and the renewal of contracts. The Manager also administers the Funds’ corporate affairs and, in connection therewith, furnishes the Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Funds’ respective custodian and transfer agent. The management services of PGIM Investments to the Funds are not exclusive under the terms of the Management Agreements and PGIM Investments is free to, and does, render management services to others.

PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. PGIM Investments is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Founded in 1875, Prudential Financial is a publicly held financial services company primarily engaged in providing life insurance, property and casualty insurance, mutual funds, annuities, pension and retirement related services and administration, asset management, securities brokerage, banking and trust services, real estate brokerage franchises and relocation services through its wholly-owned subsidiaries. As of September 30, 2018, PGIM Investments had total assets under management of approximately $286 billion.

Subadviser and Portfolio Managers.

QMA is the subadviser to both the Growth Allocation Fund and the Large-Cap Core Fund.

Quantitative Management Associates LLC (QMA), a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, Inc. Serving investors since 1975, QMA targets superior risk-adjusted returns by combining research-driven quantitative processes built on economic and behavioral foundations with judgement from experienced market practitioners. As of September 30, 2018, QMA managed approximately $128.1 billion in quantitative equity and global multi-asset allocation solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts for leading financial services companies. With offices in Newark and San Francisco and sales support in London, QMA’s primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Portfolio Managers—Growth Allocation Fund

QMA typically follows a team approach in the management of its portfolios. The members of QMA’s portfolio management team with primary responsibility for Fund management are listed below.

Edward L. Campbell, CFA, is a Managing Director and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research, and he oversees a team of investment professionals. Ed also represents the firm through appearances in major media outlets, most notably as a regular guest on CNBC’s Squawk Box. Prior to joining QMA, Ed served as a Portfolio Manager and Senior Analyst for PGIM Investments’ Strategic Investment Research Group (SIRG). Previously, Ed was a Partner and Vice President at Trilogy

Advisors. He earned a BS in economics and international business from The City University of New York and an MBA in finance, global business and organizational leadership from the New York University Stern School of Business.

Joel M. Kallman, CFA, is a Vice President and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Joel held various positions for PGIM Fixed Income that involved high-yield credit analysis and performance reporting. He earned a BS and MBA in finance from Rutgers University. Joel is a member of the New York Society of Security Analysts.

Peter Vaiciunas, CFA, is a Senior Investment Associate and Portfolio Manager for QMA working within the Global Multi-Asset Solutions team. In this capacity, he is responsible for portfolio management, analysis, and economic and market valuation research. Prior to joining QMA, Peter served as an Investment Analyst for Memorial Sloan Kettering’s endowment fund and held roles at ITG Investment Research, Liquidnet Inc. and Speakeasy Investment Group in Toronto. Peter earned his BC from the University of Toronto and an MBA from McMaster University, DeGroote School of Business.

Portfolio Managers—Large-Cap Core Fund

QMA typically follows a team approach in the management of its portfolios. The members of QMA’s portfolio management team with primary responsibility for Fund management are listed below.

Peter Xu, PhD, is a Managing Director and Co-Head of QMA’s Quantitative Equity Platform with responsibility for research on higher alpha and alternative strategies. For over 20 years, Peter has played a critical role in the evolution of QMA’s quantitative models and investment process that have delivered strong performance across all of our equity strategies. He has published articles in a number of journals, including The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Asset Management, The Journal of Investing, Review of Quantitative Finance and Accounting, and others. Peter earned a BS in Nuclear Physics from Fudan University in Shanghai, an MA in Economics from Rice University, and a PhD in Finance from the University of Houston.

Stacie L. Mintz, MBA, CFA , is a Managing Director and Portfolio Manager for QMA working within the Quantitative Equity team. In this capacity, she is responsible for portfolio management, analysis and research, and she oversees a team of investment professionals. Prior to her current role, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

Devang Gambhirwala, MBA, is a Principal and Portfolio Manager for QMA. Devang is primarily responsible for overseeing US Core Equity portfolios, including US Core, Long-Short and Market Neutral strategies. He is also responsible for the management of structured products. Earlier at PGIM, Inc., Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

Investment Management Fees

Each Management Agreement provides that PGIM Investments will not be liable for any error of judgment by PGIM Investments or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. Each Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PGIM Investments or a Fund by the Board or by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon not more than 60 days’, nor less than 30 days’, written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under each Management Agreement are computed daily and paid monthly. The investment management fee rate payable to PGIM Investments for each Fund, as well as the investment management fees paid by each Fund to PGIM Investments for the past fiscal periods, are set forth below.

Growth Allocation Fund

Management Fee Rate:
0.10% of average daily net assets up to and including $5 billion;
0.08% of average daily net assets over $5 billion.

Management Fees Paid by Growth Allocation	2018	2017	2016
Gross Fee	$111,363	$168,757	$181,349
Amount Waived by PGIM Investments	$(175,112)	$(134,938)	$(158,635)
Net Fee	$(63,749)	$33,819	$22,714

Note:  For the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund, if any, to PGIM Investments.

The Manager of the Growth Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Large-Cap Core Fund

Management Fee Rate:

Prior to December 9, 2016:
0.65% to $500 million of average daily net assets;
0.60% over $500 million of average daily net assets.

Effective December 9, 2016:
0.35% of average daily net assets up to $5 billion;
0.34% of average daily net assets over $5 billion.

Management Fees Paid by Large-Cap Core Fund	2018	2017	2016
Gross Fee	$979,902	$860,823	$1,332,071
Amount Waived/Reimbursed by PGIM Investments	$(275,807)	(245,019)	None
Net Fee	$704,095	$615,804	$1,332,071

Note:  For certain of the fiscal years shown above, PGIM Investments contractually agreed to waive fees and/or reimburse certain expenses.  The “gross fee” shown above is the fee amount that PGIM Investments earned from the Fund without reflecting the impact of the contractual fee waiver/reimbursement arrangement.  The “net fee” reflects the impact of the contractual fee waiver, and is the actual fee amount paid by the Fund to PGIM Investments.

The Manager of the Large-Cap Core Fund has contractually agreed through February 29, 2020 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.35% of the Fund’s average daily net assets. Additionally, the Manager has contractually agreed through February 29, 2020, to limit Total Annual Fund Operating Expenses to 1.58% of average daily net assets for Class B shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Trustees.

Distribution Plan

PIMS serves as the principal underwriter and distributor for both Funds. Each of PIP Inc. and PIP 9 have adopted a Distribution and Service Plan (commonly known as a 12b-1 Plan) for each class of shares (other than Class Z and Class R6 shares) to compensate PIMS for its services and expenses in distributing shares and servicing shareholder accounts. Under the 12b-1 Plan for each share class, each Fund is authorized to pay PIMS at the following annual rates for assets attributable to the indicated share class:

Share Class	Rate
Class A	0.30% (0.25% currently) of each Fund’s average daily net assets attributable to Class A shares
Class B	1.00% of each Fund’s average daily net assets attributable to Class B shares
Class C	1.00% of each Fund’s average daily net assets attributable to Class C shares
Class R	0.75% (0.50% currently) of the Growth Allocation Fund’s average daily net assets attributable to Class R shares
Class Z	None
Class R6	None

•  For the Growth Allocation Fund, PIMS has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for each Fund’s Class A shares to 0.25% of the average daily net assets of the Class A shares of the Fund. Additionally, PIMS has contractually agreed through January 31, 2020 to reduce its distribution and service (12b-1) fees for each Fund’s Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. These waivers may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

•  For the Large-Cap Core Fund, PIMS has contractually agreed through February 29, 2020 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Trustees.

•  Class Z and Class R6 shares are not subject to any distribution or service fees.

•  The Large-Cap Core Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund.

Because these fees are paid out of each Fund’s assets on an ongoing basis, these fees may, over time, increase the cost of an investment in that Fund and may be more costly than other types of sales charges.

PIMS may use distribution and service fees received under the 12b-1 Plan to compensate qualified brokers for services provided in connection with the sale of shares and the maintenance of shareholder accounts.

Valuation

In connection with the Reorganization, (i) each whole and fractional share of Class A shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, (ii) each whole and fractional share of Class B shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class B shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, (iii) each whole and fractional share of Class C shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class C shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, (iv) each whole and fractional share of Class R shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class A shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, (v) each whole and fractional share of Class Z shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class Z shares of common stock, par value $0.001 per share, of the Large-Cap Core Fund, (vi) each whole and fractional share of Class R6 shares of the Growth Allocation Fund will be exchanged for whole and fractional shares of equal dollar value of Class R6 shares of common stock, par value $0.001 per share. As part of the Reorganization, Class R shareholders of the Growth Allocation Fund will have their shares exchanged for Class A shares of the Large-Cap Core Fund.

The NAV of mutual fund shares changes every day because the value of a fund’s portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up, while the value of the Fund’s other holdings remains the same and expenses don’t change, the NAV of Fund XYZ will increase.

Each Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time. For purposes of computing NAV, a Fund will value futures contracts generally 15 minutes after the close of regular trading on the NYSE. Each Fund may not compute the NAV on days on which no orders to purchase, sell or exchange shares of the Fund have been received or on days on which changes in the value of the Fund’s portfolio securities do not materially affect NAV. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. Please see the NYSE website (www.nyse.com) for a specific list of the holidays on which the NYSE is closed.

In accordance with procedures adopted by the Board, the value of investments listed on a securities exchange and NASDAQ System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price, as provided by a pricing service or principal market marker. Securities included on the NASDAQ Market are valued at the NASDAQ Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. NASDAQ Market Securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Open-end, non-exchange traded mutual funds are valued at their net asset value as determined as of the close of the NYSE on the date of valuation. Corporate bonds (other than convertible debt securities) and US Government securities that are actively traded in the OTC market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the subadviser to be OTC, are valued on the day of valuation at an evaluated bid price provided by an independent pricing agent, or, in the absence of valuation provided by an independent pricing agent, at the bid price provided by a principal market maker or primary market dealer.

Options on securities and securities indexes that are listed on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in the absence of an asked price. Where exchange trading has halted on exchange-traded call or put options, the last available traded price may be used for a period of no longer than five business days. On the sixth business day, such options may be valued at zero in the absence of trading, when such options are “out of the money” by more than 5% of the value of the underlying asset and expire within 14 calendar days of the valuation date. If this methodology is determined to not be representative of the market value for the options, they will be fair valued.

Futures contracts and options thereon traded on a commodities exchange or Board of Trade shall be valued on the day of valuation at the last sale price at the close of trading on such exchange or Board of Trade or, if there was no sale on the applicable exchange or Board of Trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or Board of Trade or at the last bid price in the absence of an asked price. Quotations of non-US securities in a non-US currency are converted to US dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the subadviser or Manager under procedures established by and under the general supervision of the Funds’ Board.

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of the Funds. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or subadviser (or Valuation Committee or Board) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the subadviser or Manager, as applicable, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other PGIM mutual funds; and such other factors as may be determined by the subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the subadviser or Manager believes were priced incorrectly.

A “significant event” (which includes, but is not limited to, an extraordinary political or market event) is an event that the subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of portfolio securities to no longer reflect their value at the time of the NAV calculation. On a day that the Manager determines that one or more portfolio securities constitute Fair Value Securities, the Manager’s Fair Valuation Committee may determine the fair value of these securities if the fair valuation of each security results in a change of less than $0.01 to the Funds’ NAV and/or the fair valuation of the securities in the aggregate results in a change of less than one half of one percent of the Funds’ daily net assets and the Fair Valuation Committee presents these valuations to the Board for its ratification. In the event that the fair valuation of a security results in a NAV change of $0.01 or more per share and/or in the aggregate results in a change of one half of one percent or more of the daily NAV, the Board shall promptly be notified, in detail, of the fair valuation, and the fair valuation will be reported on and presented for ratification at the next regularly scheduled Board meeting. Also, the Board receives, on an interim basis, reports of the meetings of the Valuation Committee that occur between regularly scheduled Board meetings.

In addition, the Funds use a service provided by a pricing vendor to fair value non-US Fair Value Securities, which are securities that are primarily traded in non-US markets and subject to a valuation adjustment upon the reaching of a valuation “trigger” determined by the Board. The fair value prices of non-US Fair Value Securities reflect an adjustment to closing market prices that is intended to reflect the causal link between movements in the US market and the non-US market on which the securities trade.

The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Funds could obtain the fair value assigned to a security if the security were sold at approximately the same time at which the NAV per share is determined.

Generally, futures contracts will be valued at the close of trading for those contracts (normally 15 minutes after the close of regular trading on the NYSE). If, in the judgment of the subadviser or Manager, the closing price of a contract is materially different from the contract price at the NYSE close, a fair value price for the contract will be determined.

If dividends are declared daily, the NAV of each class of shares will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

Frequent Purchases and Redemptions of Fund Shares

Each Fund seeks to prevent patterns of frequent purchases and redemptions of Fund shares by its shareholders. Frequent purchases and sales of shares of the Fund may adversely affect Fund performance and the interests of long-term investors. When a shareholder engages in frequent or short-term trading, the Fund may have to sell portfolio securities to have the cash necessary to redeem the shareholder’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest. In addition, if the Fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Funds that invest in non-US securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share prices that may be based on closing prices of non-US securities established some time before the Fund calculates its own share price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for a shareholder’s frequent trading strategy.

Each Fund does not knowingly accommodate or permit frequent trading, and the Board has adopted policies and procedures designed to discourage or prevent frequent trading activities by Fund shareholders. In an effort to prevent such practices, the Fund’s Transfer Agent monitors trading activity on a daily basis. The Fund has implemented a trading policy that limits the number of times a shareholder may purchase Fund shares or exchange into the Fund and then sell those shares within a specified period of time (a “round-trip transaction”) as established by the Fund’s Chief Compliance Officer (“CCO”). The CCO is authorized to set and modify the parameters of the trading policy at any time as required to prevent the adverse impact of frequent trading on Fund shareholders.

The CCO has defined frequent trading as one or more round-trip transactions in shares of the Fund within a 30-day period. If this occurs, the shareholder’s account will be subject to a 60-day warning period. If a second round-trip occurs before the conclusion of the 60-day warning period, a trading suspension will be placed on the account by the Fund’s Transfer Agent that will remain in effect for 90 days. The trading suspension will relate to purchases and exchange purchases (but not redemptions) in the Fund in which the frequent trading occurred. Exceptions to the trading policy will not normally be granted.

Transactions in the PGIM money market funds, exchange-traded funds and PGIM Short-Term Corporate Bond Fund are excluded from this policy. In addition, transactions by affiliated PGIM funds or certain unaffiliated funds, which are structured as “funds-of-funds,” and invest primarily in other mutual funds within the PGIM Fund family, are not subject to the limitations of the trading policy and are not considered frequent or short-term trading.

This policy does not apply to systematic purchases and redemptions (e.g., payroll purchases, systematic withdrawals and rebalancing transactions or other similar transactions not initiated by a shareholder or financial professional on the transaction date). Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-established or scheduled for a specific date.

Each Fund reserves the right to reject or cancel, without prior notice, all additional purchases or exchanges into the Fund by a shareholder. Moreover, the Fund may direct a broker-dealer or other intermediary to block a shareholder account from future trading in the Fund. The Transfer Agent will monitor daily trading activity above a certain threshold, which may be changed from time to time, over a rolling 90-day period. If a purchase into the Fund is rejected or canceled, the shareholder will receive a return of the purchase amount.

If the Fund is offered to qualified plans on an omnibus basis or if Fund shares may be purchased through other omnibus arrangements, such as through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, or an administrator or trustee of a retirement plan (“Intermediaries”) that holds your shares in an account under its name, Intermediaries maintain the individual beneficial owner records and submit to the Fund only aggregate orders combining the transactions of many beneficial owners. The Fund itself generally cannot monitor trading by particular beneficial owners. The Fund has notified Intermediaries in writing that it expects the Intermediaries to impose restrictions on transfers by beneficial owners. Intermediaries may impose different or stricter restrictions on transfers by beneficial owners. Consistent with the restrictions described above, investments in the Fund through retirement programs administered by Prudential Retirement will be similarly identified for frequent purchases and redemptions and appropriately restricted.

The Transfer Agent also reviews aggregate omnibus net flows above a certain threshold. In cases where the activity is considered unusual, the Intermediary may be contacted by the Transfer Agent to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to potential offenders. Where appropriate, the Transfer Agent may request that the Intermediary block a financial adviser or client from accessing the Fund. If necessary, the Fund may be removed from a particular Intermediary’s platform.

Shareholders seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent such trading, there is no guarantee that the Fund, the Transfer Agent or Intermediaries will be able to identify these shareholders or curtail their trading practices. The Fund does not have any arrangements intended to permit trading of its shares in contravention of the policies described above.

Purchases, Redemptions, Exchanges and Distributions

The purchase policies for each Fund are identical. The offering price is the NAV per share plus any initial sales charge that applies. Class A shares of each Fund are sold at NAV plus an initial sales charge that varies depending on the amount of your investment. In certain circumstances, Class A shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares of each Fund are sold at NAV per share without an initial sales charge. However, if Class B shares are redeemed within seven years of their purchase, a CDSC will be deducted from the redemption proceeds. Class C shares of each Fund are sold at NAV per share without an initial sales charge. In addition, if Class C shares are redeemed within 12 calendar months of their purchase, a CDSC of 1.00% will be deducted from the redemption proceeds. Class Z shares, Class R shares and Class R6 shares are sold at NAV without an initial sales charge. The Large-Cap Core Fund does not offer Class R shares.  Pursuant to the terms of the Reorganization, Class R shareholders of the Growth Allocation Fund will receive Class A shares of the Large-Cap Core Fund.

The redemption policies for the Funds are identical. Your shares will be sold at the next NAV per share determined after your order to sell is received, less any applicable CDSC imposed and less such redemption fee or deferred sales charges as may be set by the relevant Fund’s Board from time to time. Refer to each Fund’s Prospectus for more information regarding how to sell shares.

Shares of each Fund may be exchanged for shares of the same class in certain other PGIM Investments mutual funds—including those of PIP Inc. and PGIM Government Money Market Fund (a money market fund)—if you satisfy the minimum investment requirements. For example, you can exchange Class Z shares of the Large-Cap Core Fund for Class Z shares of other funds in the PGIM Investments mutual fund family, but you can’t exchange Class Z shares for a different share class of another fund.

In addition, Class R6 shares cannot be exchanged for Class R6 shares of the Prudential Day One Funds or the PGIM 60/40 Allocation Fund.

After an exchange, at redemption, any CDSC will be calculated from the date of the initial purchase, excluding any time that Class B or Class C shares were held in PGIM Government Money Market Fund. We may change the terms of any exchange privilege after giving you 60 days’ notice.

Note: Class B shares may not be purchased or acquired by any Class B shareholder except by exchange from Class B shares of another fund or through dividend and/or capital gains reinvestment.

There is no sales charge for exchanges. However, if you exchange—and then sell—shares within the applicable CDSC period, you must still pay the applicable CDSC. At the time of exchange, CDSC liable shares and free shares move proportionally according to the percentage of total shares you are exchanging. If you have exchanged Class B or Class C shares into PGIM Government Money Market Fund, the time you hold the Class B or Class C shares in the money market fund will not be counted in calculating the required holding period for CDSC liability.

For investors in certain programs sponsored by financial intermediaries that offer shares of the Fund, or whose programs are available through financial intermediaries that offer shares of the Fund for mutual fund “wrap” or asset allocation programs or mutual fund “supermarket” programs, an exchange may be made from Class A to Class Z shares of the Fund in certain limited circumstances. Contact your program sponsor or financial intermediary with any questions.

Tax Information

Each Fund’s dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule*	Growth Allocation Fund	Large-Cap Core Fund
Dividends	Annually	Annually
Short-Term Capital Gains	Annually	Annually
Long-Term Capital Gains	Annually	Annually

*  Under certain circumstances, each Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Plan. You should read the actual form of the Plan attached hereto as Exhibit A.

Closing

If the shareholders of the Growth Allocation Fund approve the Plan, the Reorganization will take place after various conditions are satisfied by the Funds, including the preparation of certain documents. The Funds will determine a specific date for the actual Reorganization to take place. The date on which the Reorganization will occur is called the “closing date.” The closing date for the Reorganization is expected to occur in May 2019, if shareholders approve the Reorganization at the April 22, 2019 meeting. If the meeting is postponed or adjourned, the closing date may change. If shareholders of the Growth Allocation Fund do not approve the Plan, the Reorganization will not take place and the Board of the Growth Allocation Fund will consider alternative courses of action, as described above.

If the shareholders of the Growth Allocation Fund approve the Plan, PIP Inc. will deliver to the Large-Cap Core Fund all of the Growth Allocation Fund’s assets and the Large-Cap Core Fund will assume all of the liabilities of the Growth Allocation Fund on the closing date. PIP 9 will issue to the Growth Allocation Fund shares of the Large-Cap Core Fund of a value equal to the dollar value of the net assets delivered to the Large-Cap Core Fund by the Growth Allocation Fund. The Growth Allocation Fund will then distribute to its shareholders of record as of the close of business on the closing date the Large-Cap Core Fund shares in the equivalent value and of the equivalent class as such shareholder holds in the Growth Allocation Fund in redemption of all outstanding shares of the Growth Allocation Fund. The Large-Cap Core Fund currently does not offer Class R shares. As part of the Reorganization, Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund. The Growth Allocation Fund will subsequently liquidate and terminate and the Large-Cap Core Fund will be the surviving fund. The stock transfer books of the Growth Allocation Fund will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Growth Allocation Fund may be submitted at any time before the close of the NYSE on the closing date and requests that are received in proper form prior to that time will be effected prior to the closing date.

To the extent permitted by law, the Growth Allocation Fund may amend the Plan without shareholder approval. The Growth Allocation Fund may also agree to terminate and abandon the Plan at any time before or, to the extent permitted by law, after the approval by shareholders of the Growth Allocation Fund.

Expenses Resulting from the Reorganization

The expenses resulting from the Reorganization, including proxy solicitation costs (collectively, Reorganization costs) are further detailed below. The Growth Allocation Fund will pay such expenses which are estimated to be approximately $230,000. Actual expenses may be higher or lower.

Estimated Reorganization Expenses

Printing, Processing and Mailing of Proxy Statements	$89,000
Solicitation Expenses	$49,000
Legal Expenses	$75,000
Audit Fees	$17,000
Total Estimated Reorganization Expenses	$230,000

If the Reorganization is approved by shareholders of the Growth Allocation Fund, it is currently anticipated that all or a substantial portion of the portfolio securities of the Growth Allocation Fund will be sold and/or redeemed in-kind and new securities will be purchased prior to and solely and directly related to the Reorganization. This is because the Growth Allocation Fund operates as a fund-of-funds, whereas the Large-Cap Core Fund is actively managed. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Growth Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Growth Allocation Fund would have realized capital gains of approximately $4.69 per share (comprised of both short term and long term capital gains), approximately 27% of the net asset value of the Growth Allocation Fund. Any capital gains realized by the Growth Allocation Fund prior to the closing date of the Reorganization will be distributed to shareholders of the Growth Allocation Fund, respectively, prior to the closing date of the Reorganization. Shareholders of the Growth Allocation Fund who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Fund’s ability to use available carryovers, and are subject to change. As of October 31, 2018, it is anticipated that transaction costs of approximately $75,000 will be incurred by the Growth Allocation Fund and its shareholders to reposition its portfolio in connection with the Reorganization.

Certain Federal Tax Consequences of the Reorganization

The consummation of the Reorganization is intended to qualify for US federal income tax purposes as a tax-free reorganization under the Code. It is a condition to each Fund’s obligation to complete the Reorganization that the Fund will have received an opinion from Willkie Farr & Gallagher LLP, based upon representations made by each Fund, and upon certain assumptions, substantially to the effect that:

•  The acquisition by the Large-Cap Core Fund of the assets of the Growth Allocation Fund in exchange solely for voting shares of the Large-Cap Core Fund and the assumption by the Large-Cap Core Fund of the liabilities, if any, of the Growth Allocation Fund, followed by the distribution of the Large-Cap Core Fund shares received by the Growth Allocation Fund pro rata to its shareholders, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Large-Cap Core Fund and the Growth Allocation Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•  No gain or loss will be recognized by the Growth Allocation Fund upon the transfer of its assets to the Large-Cap Core Fund in exchange solely for voting shares of the Large-Cap Core Fund and the assumption by the Large-Cap Core Fund of the liabilities, if any, of the Growth Allocation Fund. In addition, no gain or loss will be recognized by the Growth Allocation Fund on the distribution of such shares to the shareholders of that Fund in liquidation of the Growth Allocation Fund;

•  No gain or loss will be recognized by the Large-Cap Core Fund upon the acquisition of the assets of the Growth Allocation Fund in exchange solely for voting shares of the Large-Cap Core Fund and the assumption of the liabilities, if any, of the Growth Allocation Fund;

•  The shareholders of the Growth Allocation Fund will not recognize gain or loss upon the exchange of all of their shares of the Growth Allocation Fund solely for shares of the Large-Cap Core Fund, as described in this Prospectus/Proxy Statement and the Plan;

•  The Large-Cap Core Fund’s tax basis for the assets acquired from the Growth Allocation Fund will be the same as the tax basis of such assets in the hands of the Growth Allocation Fund immediately before the transfer, except for certain adjustments that may be required to be made solely as a result of the close of the Growth Allocation Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Growth Allocation Fund, and the holding period of such assets acquired by the Large-Cap Core Fund will include the holding period of such assets when held by the Growth Allocation Fund (except to the extent that the investment activities of the Large-Cap Core Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Growth Allocation Fund’s taxable year or on which gain was recognized on the transfer to the Large-Cap Core Fund);

•  The Growth Allocation Fund shareholders’ tax basis for the shares of the Large-Cap Core Fund received by them pursuant to the reorganization will be equal, in the aggregate, to their tax basis in the Growth Allocation Fund shares exchanged therefor;

•  The holding period of the Large-Cap Core Fund shares received by the shareholders of the Growth Allocation Fund will include the holding period of the Growth Allocation Fund shares exchanged therefor, provided such Fund shares were held as capital assets on the date of the exchange; and

•  The Large-Cap Core Fund will succeed to and take into account certain tax attributes of the Growth Allocation Fund, such as earnings and profits.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but fails to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, the Reorganization would be treated as a taxable sale of assets by the Growth Allocation Fund to the Large-Cap Core Fund followed by a taxable liquidation of the Growth Allocation Fund, and the shareholders of the Growth Allocation Fund would recognize taxable gains or losses equal to the difference between their adjusted tax basis in the shares of the Growth Allocation Fund and the fair market value of the shares of the Large-Cap Core Fund receive in exchange therefor.

The Funds do not have any capital loss carryovers.

Characteristics of PIP 9 Shares

PIP 9 is organized under the laws of the State of Delaware. PIP 9 presently consists of four portfolios in addition to the Large-Cap Core Fund: PGIM Absolute Return Bond Fund, PGIM Select Real Estate Fund, PGIM Real Estate Income Fund and PGIM International Bond Fund. PIP 9 is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, currently divided into five series with up to five classes, designated Class A, Class C, Class Z and Class R6 shares (the Large-Cap

Core Fund also offers Class B shares). Details are set forth above under “Comparison of Organizational Structure—Description of Shares and Organizational Structure—the Large-Cap Core Fund.”

Each class of par value shares represents an interest in the same assets of each PIP 9 Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z and Class R6 shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B and Class C shares have an automatic conversion feature, and (5) Class Z and Class R6 shares are offered exclusively for sale to a limited group of investors. In accordance with PIP 9’s Declaration of Trust, the Board Members may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board Members may determine.

Shares of each PIP 9 Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of a Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z and Class R6 shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B and Class C shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund’s assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, and Class Z and Class R6 shares which are not subject to any distribution and/or service fees, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A, Class Z and Class R6 shareholders.

PIP 9 does not intend to hold annual meetings of shareholders unless otherwise required by law. PIP 9 will not be required to hold meetings of shareholders unless, for example, the election of Board Members is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Funds’ outstanding shares for the purpose of voting on the removal of one or more Board Members or to transact any other business. The shares of the Large-Cap Core Fund that will be distributed to shareholders of the Growth Allocation Fund will have the same legal characteristics as the shares of the Growth Allocation Fund with respect to such matters as assessability, conversion rights, and transferability.

Capitalization

The following table sets forth, as of October 31, 2018, the capitalization of shares of the Funds. The table also shows the unaudited pro forma capitalization of the Large-Cap Core Fund shares as adjusted to give effect to the proposed Reorganization. The capitalization of the Large-Cap Core Fund is likely to be different when the Plan is consummated.

Class A	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Adjustments*	Pro Forma Large-Cap Core Fund After Reorganization (unaudited)
Net assets	$78,356,784	$105,854,805	$37,961	$184,249,550
Total shares outstanding	4,488,170	6,315,397	189,231	10,992,888
Net asset value per share	$17.46	$16.76		$16.76

Class B	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Adjustments*	Pro Forma Large-Cap Core Fund After Reorganization (unaudited)
Net assets	$5,764,798	$1,641,074		$7,405,872
Total shares outstanding	346,316	108,316	34,199	488,831
Net asset value per share	$16.65	$15.15		$15.15

Class C	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Adjustments*	Pro Forma Large-Cap Core Fund After Reorganization (unaudited)
Net assets	$14,763,798	$29,929,615		$44,693,413
Total shares outstanding	885,817	1,968,830	85,486	2,940,133
Net asset value per share	$16.67	$15.20		$15.20

Class R	Growth Allocation Fund	Large-Cap Core Fund*	Pro Forma Adjustments*	Pro Forma Large-Cap Core Fund After Reorganization (unaudited)
Net assets	$37,961	N/A	$(37,961)	N/A
Total shares outstanding	2,196	N/A	(2,196)	N/A
Net asset value per share	$17.29	N/A		N/A

Class Z	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Adjustments*	Pro Forma Large-Cap Core Fund After Reorganization (unaudited)
Net assets	$4,347,621	$61,857,078		$66,204,699
Total shares outstanding	245,600	3,595,651	7,169	3,848,420
Net asset value per share	$17.70	$17.20		$17.20

Class R6	Growth Allocation Fund	Large-Cap Core Fund	Pro Forma Adjustments*	Pro Forma Large-Cap Core Fund After Reorganization (unaudited)
Net assets	$433,898	$76,551,116		$76,985,014
Total shares outstanding	24,517	4,442,169	666	4,467,352
Net asset value per share	$17.70	$17.23		$17.23

* The Large-Cap Core Fund does not offer Class R shares. Pursuant to the terms of the Reorganization, Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund. Pro Forma adjustment includes transaction costs. Classes that are subject to expense caps reflect no adjustment.

VOTING INFORMATION

Required Vote

Only shareholders of record of the Growth Allocation Fund at the close of business on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were 6,426,489.357 shares of the Growth Allocation Fund issued and outstanding.

The presence in person or by proxy of the holders of a majority of all the votes of the Growth Allocation Fund entitled to be voted at the Meeting is required to constitute a quorum of the Growth Allocation Fund at that Meeting. Shares beneficially held by shareholders present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. If a quorum is present, the affirmative vote of the holders of a 1940 Act Majority is necessary to approve the Plan.

Each shareholder of the Growth Allocation Fund will be entitled to one vote for each full share and a fractional vote for each fractional share of the Growth Allocation Fund held at the close of business on the Record Date.

Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Under existing NYSE rules, brokers, banks and other nominees will not be entitled to vote the Growth Allocation Fund’s shares with respect to the Plan unless the beneficial owner gives specific instructions for such vote to the broker or other nominee. When a broker executes and returns a proxy card but is unable to cast a vote on a matter without specific instructions, and no specific instructions are given, the result is referred to as a “broker non-vote.” The Growth Allocation Fund will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

Abstentions and broker non-votes will count towards determining the presence of a quorum at the Meeting. However, shares represented by broker non-votes and abstentions will not be voted for or against the Reorganization or any adjournment. Therefore, since approval of the Plan requires the affirmative vote of a 1940 Act Majority of the Growth Allocation Fund outstanding at the Record Date, each broker non-vote and abstention would have the effect of a vote AGAINST the Plan.

In the event that sufficient votes to obtain a quorum have not been obtained by the Growth Allocation Fund, the Growth Allocation Fund may request that one or more brokers submit a specific number of broker non-votes necessary in order to obtain the quorum. The Growth Allocation Fund would only take such actions if the Growth Allocation Fund believed that it would have sufficient shareholder votes to approve the proposal at the Meeting. Therefore, shareholders who are against the proposal for the approval of the Plan should vote AGAINST the Plan since if such shareholders take no action they may be assisting in having the Plan approved.

Shareholders having more than one account in the Growth Allocation Fund generally will receive a single proxy statement and a separate proxy card for each account. It is important to mark, sign, date and return all proxy cards received.

In the event that sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or the chairman of the Meeting may adjourn the Meeting.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed proxy card.

•  In person at the Meeting.

•  By phone.

•  Over the Internet.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in the discretion of the proxy holder upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Revocation of Proxies

Proxies, including votes given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Growth Allocation Fund at 655 Broad Street, Newark, New Jersey 07102 within a reasonable time prior to the Meeting, (ii) by properly submitting a later-dated proxy that is received by 11:59 p.m. Eastern time on the day prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the

Growth Allocation Fund. In addition, the Growth Allocation Fund has engaged D. F. King & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. As the Meeting date approaches, you may receive a phone call from a representative of D. F. King & Co., Inc. if the Growth Allocation Fund has not yet received your vote. D. F. King & Co., Inc. may ask you for authority, by telephone, to permit D. F. King & Co., Inc. to execute your voting instructions on your behalf. Proxy solicitation costs are currently estimated to be approximately $49,000. The Growth Allocation Fund will pay the costs of the Reorganization, which are approximately $230,000. Actual expenses may be higher or lower.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS
AND PORTFOLIO HOLDINGS

Portfolio Managers

Set out below is additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of each Fund’s most recent fiscal year end.

Growth Allocation Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Growth Allocation Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Growth Allocation Fund beneficially owned by the portfolio manager.

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
Quantitative Management Associates LLC	Joel M. Kallman, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859	$10,001-$50,000
	Peter Vaiciunas, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859	$1,000-$10,000
	Edward L. Campbell, MBA, CFA	34/$84,988,295,217	5/$2,497,496,407	21/$1,458,034,859	$50,001-$100,000

*  Accounts are managed on a team basis.  If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).  QMA “Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. QMA “Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

**  “Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other PGIM mutual funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager’s investment in the Funds are as follows:  Joel Kallman:  Growth Allocation Fund: None; Peter Vaiciunas: Growth Allocation Fund: None; Edward L. Campbell: None.

Large-Cap Core Fund’s Portfolio Managers: Information About Other Accounts & Ownership of Fund Securities

Set forth below is information about other accounts managed by each portfolio manager and ownership of Large-Cap Core Fund securities. The information shows, for each portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the indicated categories. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The “Ownership of Fund Securities” column shows the dollar range of equity securities of the Fund beneficially owned by the portfolio manager.

Information About Other Accounts Managed by the Portfolio Managers

Subadviser	Portfolio Managers	Registered Investment Companies*/ Total Assets	Other Pooled Investment Vehicles*/ Total Assets	Other Accounts*/ Total Assets	Investments and Other Financial Interests in the Fund and Similar Strategies**
Quantitative Management Associates LLC	Peter Xu, PhD	15/$21.06 billion	11/$3.33 billion	47/$6.17 billion 7/$1.14 billion	$500,001-$1,000,000
	Stacie L. Mintz, CFA	16/$21.53 billion	11/$3.33 billion	47/$6.17 billion 7/$1.14 billion	$100,001 - $500,000
	Devang Gambhirwala	15/$21.06 billion	11/$3.33 billion	47/$6.17 billion 7/$1.14 billion	$50,001 - $100,000

*  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account). “QMA Other Pooled Investment Vehicles” includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. “QMA Other Accounts” includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

**  “Investments and Other Financial Interests in the Fund and Similar Strategies” include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. “Other Investment Accounts” in similar strategies include other PGIM mutual funds, insurance company separate accounts, and collective and commingled trusts.  “Investments” include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan.  “Other Financial Interests” include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional’s long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies. The dollar ranges for each Portfolio Manager’s investment in the Fund are as follows: Peter Xu: $10,001 - $50,000 Stacie L. Mintz: None; Devang Gambhirwhala: None.

Growth Allocation Fund & Large-Cap Core Fund

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. Set forth below, for each portfolio manager, is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below, for each portfolio manager, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of each Fund’s investments and investments in other accounts.

Quantitative Management Associates LLC (QMA)

COMPENSATION. QMA’s investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to QMA’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization.  An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the performance of certain QMA strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (QMA’s ultimate parent company). The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors:  1) investment performance of composites representing QMA’s various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA’s strategies are managed, and 2) business results as measured by QMA’s pretax income.

CONFLICTS OF INTEREST. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•                                                    Elimination of the conflict;

•                                                    Disclosure of the conflict; or

•                                                    Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial’s standards on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

•                                                    Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to QMA than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for QMA to favor one account over another. Specifically, QMA could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•                                                    Long Only/Long-Short Accounts. QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•                                                    Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA’s investment professionals may have an interest in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•                                                    Affiliated Accounts. QMA manages accounts on behalf of its affiliates as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•                                                    Non-Discretionary Accounts or Model Portfolios. QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When QMA manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executing discretionary trades in the same strategy.  The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•                                                    Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•                                                    Securities of the Same Kind or Class. QMA sometimes buys or sells, or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities can appear as inconsistencies in QMA’s management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to QMA’s different types of side-by-side management could influence QMA’s allocation of investment opportunities as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest. QMA’s Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to QMA or QMA personnel’s pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, QMA’s policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably. QMA’s investment strategies generally require that QMA invest its clients’ assets in securities that are publicly traded. QMA generally does not participate in IPOs. QMA’s investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA’s compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in QMA’s side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA’s trade management oversight committee, which consists of senior members of QMA’s management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for multiple portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined. As mentioned above, QMA’s compliance unit performs periodic reviews to determine that all portfolios are rebalanced consistently, over time, within all equity strategies.

With respect to QMA’s management of long-short and long-only active equity accounts, the security weightings (positive or negative) in each account are typically determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA’s review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA’s Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly-owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. QMA is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers or directors of some of these affiliates.

Conflicts Related to QMA’s Affiliations

Conflicts Arising Out of Legal Restrictions. QMA may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes, these restrictions apply as a result of QMA’s relationship with Prudential Financial and its other affiliates. For example, QMA’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. QMA tracks these aggregate holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential if such thresholds are exceeded. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to QMA’s Multi-Asset Class Services.

•                                                    QMA performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Manager, including for some portfolios offered by the Funds (the Funds). Where, in these arrangements, QMA also manages underlying funds or accounts within asset classes included in the mutual fund guidelines (as is the case with the Funds), QMA will allocate assets to such underlying funds or accounts.  In these circumstances, QMA receives both an asset allocation fee and a management fee. As a result, QMA has an incentive to allocate assets to an asset class or underlying fund that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the guidelines established for each asset class or fund (including the Funds). QMA’s affiliates can have an incentive to seek to influence QMA’s asset allocation decisions, for example to facilitate hedging or improve profit margins.  Through training and the establishment of communication barriers, however, QMA seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what QMA believes to be the best interests of the funds and in compliance with applicable guidelines.  QMA also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

•                                                    In certain arrangements, QMA subadvises mutual funds for the Manager through a program where they have selected QMA as a manager, resulting in QMA’s collection of subadvisory fees from them. The Manager also selects managers for some of QMA’s asset allocation products and, in certain cases, is compensated by QMA for these services under service agreements. The Manager and QMA may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Related to QMA’s Financial Interests and the Financial Interests of QMA’s Affiliates.

•                                                    QMA, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of QMA have financial interests in, or relationships with, companies whose securities QMA holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to QMA or to the Prudential enterprise.  At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by QMA on behalf of its client accounts. For example, QMA invests in the securities of one or more clients for the accounts of other clients. QMA’s affiliates sell various products and/or services to certain companies whose securities QMA purchases and sells for its clients.  QMA’s affiliates hold public and private debt and equity securities of a large number of issuers.  QMA invests in some of the same issuers for its client accounts but at different levels in the capital structure.  For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate.  Certain of QMA’s affiliates (as well as directors of QMA’s affiliates) are officers or directors of issuers in which QMA invests from time to time.  These issuers may also be service providers to QMA or its affiliates.  In general, conflicts related to the financial interests described above are addressed by the fact that QMA makes investment decisions for each client independently considering the best economic interests of such client.

•                                                    Certain of QMA’s employees may offer and sell securities of, and interests in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, QMA performs suitability checks on new clients as well as on an annual basis with respect to all clients.

•                                                    A portion of the long-term incentive grant of some of QMA’s investment professionals will increase or decrease based on the performance of several of QMA’s strategies over defined time periods. Consequently, some of QMA’s portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with QMA’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, QMA’s chief investment officer will perform a comparison of trading costs between accounts in the strategies whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of QMA’s Trade Management Oversight Committee.

Conflicts Arising Out of Certain Vendor Agreements.

•                                                    QMA and its affiliates, from time to time, have service agreements with various vendors that are also investment consultants. Under these agreements, QMA or its affiliates compensate the vendors for certain services, including software, market data and technology services. QMA’s clients may also retain these vendors as investment consultants. The existence of service agreements between these consultants and QMA may provide an incentive for the investment consultants to favor QMA when they advise their clients. QMA does not, however, condition its purchase of services from consultants upon their recommending QMA to their clients.  QMA will provide clients with information about services that QMA or its affiliates obtain from these consultants upon request.  QMA retains third party advisors and other service providers to provide various services for QMA as well as for funds that QMA manages or subadvises.  A service provider may provide services to QMA or one of its funds while also providing services to PGIM, Inc. (PGIM), other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship.  QMA may benefit from negotiated fee rates offered to its funds and vice-versa.  There is no assurance that QMA will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients or affiliates, QMA votes in accordance with the policy of its proxy vendor rather than its own policy. In that manner, QMA seeks to maintain the independence and objectivity of the vote.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the table below sets forth each shareholder that owns of record more than 5% of any class of each Fund.

Fund	Beneficial Owner Name*	Address	Class	Shares/% Ownership
PGIM Growth Allocation Fund	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	A	889,711.028 / 18.02%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	873,107.278 / 17.69%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	B	71,280.130 / 20.64%
	PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	B	18,238.598 / 5.28%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	C	195,335.242 / 19.96%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	C	169,926.471 / 17.36%
	PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	C	94,844.746 / 9.69%
	MICHAEL WEBER TTEE FBO ENDODONTIC ASSOC OF GREATER WASHING C/O FASCORE LLC	8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	R	906.237 / 36.06%

	ASCENSUS TRUST COMPANY FBO CHARLES E. TUTTLE COMPANY, INC. 401	P.O. BOX 10758 FARGO, ND 58106	R	663.343 / 26.39%
	UBS WM USA	1000 HARBOR BLVD WEEHAWKEN, NJ 07086	R	465.954 / 18.54%
	PRUDENTIAL INVESTMENT MGMT INC PRUDENTIAL INVESTMENTS FUND MANAGMENT LLC ATTN ROBERT MCHUGH	655 BROAD ST 19TH FLOOR 08-19-24 NEWARK NJ 07102-4410	R	255.663 / 10.17%
	ASCENSUS TRUST COMPANY FBO LBF TRAVEL 401(K) PLAN	P.O. BOX 10758 FARGO, ND 58106	R	221.479 / 8.81%
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	Z	44,509.600 / 32.63%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	Z	9,825.804 / 7.20%
	MIKHAIL D KAGANSKY	STATEN ISLAND NY 10307	Z	9,102.540 / 6.67%
	PERSHING LLC	1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	Z	8,014.834 / 5.88%
	MATRIX TRUST COMPANY CUST. FBO DABOTER 401(K) PLAN	717 17TH STREET SUITE 1300 DENVER CO 80202	R6	26,353.969 / 97.76%
PGIM QMA Large-Cap Core Equity Fund	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	A	3,332,793.589 / 16.99%

NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	3,099,916.344 / 15.80%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	B	95,736.353 / 24.73%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	B	33,511.189 / 8.66%
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	C	2,171,134.237 / 44.13%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPT - 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	C	502,144.789 / 10.21%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS	1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	C	262,632.633 / 5.34%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST	1221 OAK STREET, ROOM 131 OAKLAND CA 94612	Z	2,622,387.749 / 54.45%
LPL FINANCIAL	4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	Z	430,745.224 / 8.94%

WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST SAINT LOUIS MO 63103-2523	Z	319,027.694 / 6.62%
GREAT-WEST TRUST COMPANY LLC TTEE F EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	Z	261,718.500 / 5.43%
PRUDENTIAL INVESTMENT PORTFOLIOS INC - PGIM MODERATE ALLOCATION FUND ATTN: EDWARD CAMPBELL/STACIE MINTZ	GATEWAY CENTER 2, 4TH FLOOR NEWARK NJ 07102-0000	R6	698,520.547 / 11.44%
PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL DAY ONE 2030 ATTN JEREMY STEMPIEN	655 BROAD ST 17TH FLOOR NEWARK NJ 07102-4410	R6	698,116.917 / 11.44%
PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL DAY ONE 2025 ATTN JEREMY STEMPIEN	655 BROAD ST 17TH FLOOR NEWARK NJ 07102-4410	R6	586,512.245 / 9.61%
PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL 60/40 ALLOCATION FUND ATTN TED LOCKWOOD	655 BROAD ST NEWARK NJ 07102-4410	R6	572,286.804 / 9.37%
PGIM GROWTH ALLOCATION FUND ATTN: EDWARD CAMPBELL/STACIE MINTZ	GATEWAY CENTER 2, 4TH FLOOR NEWARK NJ 07102-0000	R6	546,366.935 / 8.95%

PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL DAY ONE 2035 ATTN JEREMY STEMPIEN	655 BROAD ST 17TH FLOOR NEWARK NJ 07102-4410	R6	518,214.475 / 8.49%
PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL DAY ONE 2040 ATTN JEREMY STEMPIEN	655 BROAD ST 17TH FLOOR NEWARK NJ 07102-4410	R6	464,136.642 / 7.60%
PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL DAY ONE 2020 ATTN JEREMY STEMPIEN	655 BROAD ST 17TH FLOOR NEWARK NJ 07102-4410	R6	455,476.499 / 7.46%
PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE/CUST	280 TRUMBULL ST. HARTFORD CT 06103	R6	316,486.087 / 5.18%
PRUDENTIAL INVESTMENTS PORTFOLIO 5 PRUDENTIAL DAY ONE 2045 ATTN JEREMY STEMPIEN	655 BROAD ST 17TH FLOOR NEWARK NJ 07102-4410	R6	308,024.060 / 5.05%

As of the Record Date, the officers and Directors of PIP Inc., as a group, beneficially owned less than 1% of the outstanding voting shares of the Growth Allocation Fund.

As of the Record Date, the officers and Trustees of PIP 9, as a group, beneficially owned less than 1% of the outstanding voting shares of the Large-Cap Core Fund.

ADDITIONAL INFORMATION

PIP 9 is an open-end management investment company registered with the SEC under the 1940 Act. Detailed information about the Large-Cap Core Fund, a series of PIP 9, is contained in its prospectus dated January 29, 2019, which is enclosed herewith and incorporated by reference into this Prospectus/Proxy Statement. Additional information about the Large-Cap Core Fund is included in its SAI, dated January 29, 2019, which has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

A copy of the Large-Cap Core Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 is enclosed herewith, and may also be obtained by calling 1-800-225-1852, or by writing to the Large-Cap Core Fund at 655 Broad Street, Newark, New Jersey 07102.

PIP 9 (on behalf of the Large-Cap Core Fund) files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. Copies of these materials may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or on the EDGAR database on the SEC’s Internet address at www.sec.gov.

MISCELLANEOUS

Legal Matters

Certain matters of Delaware law relating to the validity of shares of the Large-Cap Core Fund to be issued pursuant to the Plan will be passed upon by Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Large-Cap Core Fund.

Independent Registered Public Accounting Firm

The audited financial statements of the Growth Allocation Fund, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Growth Allocation Fund for the fiscal year ended September 30, 2018 (File No. 811-07343).

The audited financial statements of the Large-Cap Core Fund, incorporated by reference into the Prospectus/Proxy Statement and SAI, have been audited by KPMG LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report of the Large-Cap Core Fund for the fiscal year ended October 31, 2018 (File No. 811-09101).

Notice to Banks, Broker-Dealers and Voting Directors and Their Nominees

Please advise the Growth Allocation Fund, c/o PGIM Investments LLC, 655 Broad Street, 17th Floor, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

SHAREHOLDER PROPOSALS

Neither PIP Inc. nor PIP 9 is required to hold and will not ordinarily hold annual shareholders’ meetings in any year in which the election of Directors or Trustees, respectively, is not required to be acted upon under the 1940 Act.

Pursuant to rules adopted by the SEC, a shareholder of either of the Funds may submit a proposal for shareholder action for inclusion in a proxy statement relating to annual and other meetings of the shareholders of the Fund which he or she intends to introduce at such special meetings; provided, among other things, that such proposal is received by the relevant Fund at a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

The Board of Directors of PIP Inc. intends to bring before the Meeting the matters set forth in the foregoing notice. The Directors do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A shareholder executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of PIP Inc. by execution of a subsequent proxy, or by voting in person at the Meeting.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization (attached as Exhibit A).
B	Prospectus for the Large-Cap Core Fund, dated January 29, 2019 (enclosed).
C	The Large-Cap Core Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 (enclosed).

Exhibit A

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) is made as of this       day of                  , 2019, by and between The Prudential Investment Portfolios, Inc. (“PIP Inc.”), a corporation organized under the laws of Maryland with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series, PGIM Growth Allocation Fund (the “Acquired Fund”), and Prudential Investment Portfolios 9, a statutory trust organized under the laws of Delaware (the “Acquiring Trust”), with its principal place of business at 655 Broad Street, Newark, New Jersey 07102 on behalf of its series PGIM QMA Large-Cap Core Equity Fund (the “Acquiring Fund”). Together, the Acquiring Fund and the Acquired Fund are sometimes referred to herein as the “Funds” and each a “Fund.”

The Plan has been structured with the intention that the transactions contemplated hereby qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of all of the property, assets and goodwill of the Acquired Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, if any, in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of the Acquiring Fund (as defined in Section 1(b) as the “Acquiring Fund Shares”); (ii) the distribution after the Closing Date (as provided in Section 3), of Acquiring Fund Shares to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iii) the dissolution of the Acquired Fund as soon as practicable after the Closing (as defined in Section 3), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by PIP Inc., on behalf of the Acquired Fund, and by the Acquiring Trust, on behalf of the Acquiring Fund:

1.  Sale and Transfer of Assets of the Acquired Fund in Exchange for Shares of the Acquiring Fund and Assumption of the Acquired Fund’s Liabilities, if any, and Liquidation and Dissolution of the Acquired Fund.

(a)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, PIP Inc., on behalf of the Acquired Fund, shall sell, assign, convey, transfer and deliver to the Acquiring Trust, for the benefit of the Acquiring Fund, at the Closing all of the Acquired Fund’s then existing assets, and the Acquiring Fund shall assume all of the Acquired Fund’s liabilities. PIP Inc., on behalf of the Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date but only to the extent any liability associated with such rights was not assumed by the Acquiring Fund.

(b)  Subject to the terms and conditions of this Plan, and on the basis of the representations, warranties and covenants contained herein, the Acquiring Trust, on behalf of the Acquiring Fund, shall at the Closing deliver to PIP Inc., for the benefit of the Acquired Fund, the number of shares of a Class of the Acquiring Fund (the “Acquiring Fund Shares”) determined by dividing the net asset value allocable to a share of such Class of the Acquired Fund by the net asset value allocable to a share of the corresponding Class of the Acquiring Fund, and multiplying the result thereof by the number of outstanding shares of the applicable Class of the Acquired Fund, as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date, all such values to be determined in the manner and as of the time set forth in Section 2 hereof; and assume all of the Acquired Fund’s liabilities, if any, as set forth in this Section 1(b). Except as otherwise provided herein, the Acquiring Fund will assume all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not determinable as of the Closing Date and whether or not specifically referred to in this Plan; provided, however, that PIP Inc. agrees to utilize its best efforts to discharge all of the known debts, liabilities, obligations and duties of the Acquired Fund prior to the Closing Date.

(c)  As soon after the Closing Date as is conveniently practicable, but in any event within 30 days of the Closing Date, the Directors shall liquidate and terminate the Acquired Fund and PIP Inc., on behalf of the Acquired Fund, shall distribute pro rata to Acquired Fund shareholders of record, determined as of the close of business on the Closing Date, the Acquiring Fund Shares received by PIP Inc. on behalf of the Acquired Fund pursuant to this Section, with each Acquired Fund shareholder receiving shares of the same Class or Classes of the Acquiring Fund as such shareholder holds of the Acquired Fund, and then PIP Inc. shall take action to terminate the Acquired Fund. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund and noting in such accounts the names of the former Acquired Fund shareholders and the types and amounts of Acquiring Fund Shares that former Acquired Fund shareholders are due based on their respective holdings of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund Shares shall be carried to the second decimal place. The Acquiring Trust shall not issue certificates representing the Acquiring Fund shares in connection with such exchange. All issued and outstanding shares of the Acquired Fund will be simultaneously cancelled on the books of PIP Inc. with respect to the Acquired Fund.

(d)  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Trust’s transfer agent. Acquiring Fund Shares will be issued in the manner described in Acquiring Trust’s then-effective registration statement.

(e)  Any transfer taxes payable upon issuance of Acquiring Fund Shares in exchange for shares of the Acquired Fund in a name other than that of the registered holder of the shares being exchanged on the books of the Acquired Fund as of that time shall be paid by the person to whom such shares are to be issued as a condition to the registration of such transfer.

2.  Valuation.

(a)  The value of the Acquired Fund’s assets transferred to and liabilities assumed by the Acquiring Fund (such amount, the “Net Assets”) hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the “Valuation Time”) using the valuation procedures (the “Valuation Procedures”) set forth in PIP Inc.’s Agreement and Declaration of Trust and currently effective registration statement.

(b)  The net asset value of a share of the Acquiring Fund shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in the Acquiring Trust’s Agreement and Declaration of Trust and currently effective registration statement, which procedures are the Valuation Procedures referenced in the preceding paragraph.

(c)  The net asset value of shares of the Acquired Fund shall be determined to the second decimal point as of the Valuation Time using the Valuation Procedures. The Funds utilize the same Valuation Procedures.

3.  Closing and Closing Date.

(a)  The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be                  , 2019, or such earlier or later date as agreed to in writing by the parties hereto. The Closing shall take place at the principal office of the Acquiring Trust or at such other place as the parties may agree. PIP Inc., on behalf of the Acquired Fund, shall have provided for delivery, as of the Closing, the Acquired Fund’s Net Assets to be transferred to the account of the Acquiring Trust, for the benefit of the Acquiring Fund, at the Acquiring Trust’s Custodian, The Bank of New York Mellon. Also, PIP Inc., on behalf of the Acquired Fund, shall produce at the Closing (or as soon as possible thereafter) a list of names and addresses of the shareholders of record of full and fractional shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) and the number of full and fractional Acquired Fund Shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President or Vice-President to the best of its or his or her knowledge and belief. The Acquiring Trust, on behalf of the Acquiring Fund, shall issue and deliver to the Secretary of PIP Inc., for the benefit of the Acquired Fund, a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund’s account on the Closing Date, or shall provide evidence satisfactory to PIP Inc., on behalf of the Acquired Fund, that the Acquiring Fund Shares have been registered in all account books of the Acquiring Fund in such manner as PIP Inc., on behalf of the Acquired Fund, may request. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Plan.

(b)  In the event that immediately prior to the Valuation Time (a) the NYSE or other primary exchange is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or other primary exchange or elsewhere is disrupted so that accurate appraisal of the value of the Net Assets of the Acquired Fund and of the net asset value per share of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

4.  Representations and Warranties by PIP Inc., on behalf of the Acquired Fund, to the Acquiring Trust for the benefit of the Acquiring Fund.

PIP Inc., on behalf of the Acquired Fund, makes the following representations and warranties to the Acquiring Trust:

(a)  The Acquired Fund is a series of PIP Inc., a corporation organized under the laws of the State of Maryland and validly existing under the laws of that jurisdiction and in good standing with the Department of State of the State of Maryland. PIP Inc. is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end, management investment company and all of the Acquired Fund Shares sold have been sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”). The Acquired Fund has been duly established in accordance with the charter of PIP Inc. (the “Charter”) as a separate series of PIP Inc.

(b)  The financial statements appearing in PIP Inc.’s Annual Report to Shareholders of the Acquired Fund for the fiscal year ended September 30, 2018 (copies of which have been furnished to the Acquiring Trust) have been audited by KPMG LLP, and fairly present the financial position of the Acquired Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(c)  PIP Inc. has the necessary statutory trust power and authority to conduct the Acquired Fund’s business as such business is now being conducted.

(d)  The Acquired Fund is not a party to or obligated under any provision of PIP Inc.’s Charter or bylaws or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(e)  The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f)  The Acquired Fund has elected to be treated as a regulated investment company (a “RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the Acquired Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date.

(g)  The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such shareholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such shareholder as provided by Section 3406 of the Code and the regulations thereunder.

(h)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 4(h) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Trust, on behalf of the Acquiring Fund, for use therein.

5.  Representations and Warranties by the Acquiring Trust, on behalf of the Acquiring Fund, to PIP Inc. for the benefit of the Acquired Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, makes the following representations and warranties to PIP Inc.:

(a)  The Acquiring Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware and validly existing under the laws of that jurisdiction and in good standing with the Secretary of State of the State of Delaware. The Acquiring Trust is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Fund Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act. The Acquiring Fund has been duly established in accordance with the Agreement and Declaration of Trust of the Acquiring Trust (the “Agreement and Declaration of Trust”) as a separate series of the Acquiring Trust.

(b)  The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, $0.001 par value per share, each outstanding share of which is duly and validly authorized, issued and outstanding, fully paid, non-assessable, freely transferable and has voting rights.

(c)  At the Closing, the Acquiring Fund Shares will be duly authorized, validly issued, fully paid and non-assessable and, under the Acquiring Trust’s Agreement and Declaration of Trust and by-laws, no shareholder of the Acquiring Fund will have any pre-emptive right to subscribe therefor or purchase such shares, and such shares will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Acquired Fund are presently eligible for offering to the public, and there are a sufficient number of Acquiring Fund Shares registered under the 1933 Act to permit the transfers contemplated by this Plan to be consummated.

(d)  The audited financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended October 31, 2018 (copies of which were furnished to the Acquired Fund) have been audited by KPMG LLP and fairly present the financial position of the Acquiring Fund as of such date and the results of its operations for the year then ended in conformity with US generally accepted accounting principles applied on a consistent basis.

(e)  The Acquiring Trust has the necessary statutory trust power and authority to conduct the Acquiring Fund’s business as such business is now being conducted.

(f)  The Acquiring Fund is not a party to or obligated under any provision of the Acquiring Trust’s Agreement and Declaration of Trust or by-laws or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(g)  The Acquiring Fund has elected to be treated as a RIC for federal income tax purposes under Subchapter M of the Code and the Acquiring Fund has qualified as a RIC for each taxable year since its inception, and will so qualify as of the Closing Date. The consummation of the transactions contemplated by this Plan will not cause the Acquiring Fund to fail to satisfy the requirements of Subchapter M of the Code.

(h)  At the time the Registration Statement (as defined in Section 7(g)) becomes effective, at the time of the meeting of the shareholders of the Acquired Fund and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring Fund to be included in the Registration Statement and the Registration Statement (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this paragraph 5(i) shall not apply to statements in or omissions from the Proxy Statement and Registration Statement made in reliance upon and in conformity with information furnished by PIP Inc., on behalf of the Acquired Fund, for use therein.

6.  Representations and Warranties by PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, make the following representations and warranties.

(a)  The statement of assets and liabilities to be created by the Acquired Fund as of the Valuation Time for the purpose of determining the number of Acquiring Fund Shares to be issued pursuant to Section 1 of this Plan will accurately reflect the Net Assets in the case of the Acquired Fund and the net asset value and outstanding shares of each Fund, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(b)  At the Closing, each Fund will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in Section 6(a) above, free and clear of all liens or encumbrances of any nature whatsoever, except for such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(c)  Except as may be disclosed in the currently effective prospectuses of the Funds, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Funds.

(d)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Funds.

(e)  The execution, delivery and performance of this Plan have been duly authorized by all necessary action of the Board of Directors of PIP Inc. and the Board of Trustees of the Acquiring Trust and this Plan constitutes a valid and binding obligation enforceable against PIP Inc. and the Acquiring Trust in accordance with its terms.

(f)  PIP Inc. and the Acquiring Trust anticipate that consummation of this Plan will not cause the applicable Fund to fail to comply with the requirements of Subchapter M of the Code for Federal income taxation as a RIC at the end of the applicable fiscal year.

7.  Intentions of PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

(a)  PIP Inc. intends to operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing Date. The Acquiring Trust intends to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing Date.

(b)  PIP Inc. does not intend to acquire any Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than the Acquired Fund’s shareholders.

(c)  PIP Inc. intends, if the reorganization is consummated, to liquidate and terminate the Acquired Fund.

(d)  PIP Inc. and the Acquiring Trust intend that, by the time of Closing, each Fund’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid.

(e)  At the Closing, PIP Inc. intends to have available a copy of the shareholder ledger accounts, certified by the Acquired Fund’s transfer agent or its President or a Vice-President to the best of its or his or her knowledge and belief, for all the shareholders of record of the Acquired Fund as of the Valuation Time who are to become shareholders of the Acquiring Fund as a result of the transfer of assets and the assumption of liabilities that are the subject of this Plan.

(f)  PIP Inc. intends to mail to each shareholder of record of the Acquired Fund entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  The Acquiring Trust, on behalf of the Acquiring Fund, covenants to file with the US Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Fund Shares issuable hereunder (including any supplement or amendment thereto, the “Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable and remains effective through the time of Closing. At the time the Registration Statement becomes effective, at the time of the meeting of the shareholders of the Acquired Fund, and on the Closing Date, the Proxy Statement of the Acquired Fund, the Prospectus of the Acquiring Fund and the Statement of Additional Information of the Acquiring

Fund to be included in the Registration Statement (collectively, “Proxy Statement”), and the Registration Statement will: (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein in the light of the circumstances under which they were made, not misleading.

(h)  PIP Inc. intends to call a meeting of shareholders of the Acquired Fund to consider and act upon this Plan and to use all reasonable efforts to obtain approval of the transactions contemplated hereby (including the determinations of its Board of Directors as set forth in Rule 17a-8(a) under the 1940 Act).

(i)  PIP Inc., on behalf of the Acquired Fund, intends that it will, from time to time, as and when requested by the Acquiring Trust, for the benefit of the Acquiring Fund, execute and deliver or cause to be executed and delivered, all such assignments and other instruments, and will take or cause to be taken such further action, as the Acquiring Trust may deem necessary or desirable in order to vest in and confirm to the Acquiring Fund title to and possession of all the Net Assets to be sold, assigned, transferred and delivered hereunder and otherwise to carry out the intent and purpose of this Plan.

(j)  The Acquiring Trust, on behalf of the Acquiring Fund, intends to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act (including the determinations of its Board of Trustees as set forth in Rule 17a-8(a) thereunder) and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(k)  The Acquiring Trust, on behalf of the Acquiring Fund, intends that it will, from time to time, as and when requested by PIP Inc., for the benefit of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as PIP Inc. may deem necessary or desirable in order to (i) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the shareholders of the Acquired Fund pursuant to this Plan; (ii) assume all of the liabilities of the Acquired Fund in accordance with this Plan; and (iii) otherwise to carry out the intent and purpose of this Plan.

8.  Conditions Precedent to be Fulfilled by PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund.

The consummation of the Plan with respect to the Acquiring Fund and the Acquired Fund shall be subject to the following conditions:

(a)  That (i) all the representations and warranties contained herein concerning the Funds shall be true and correct as of the Closing, with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed on or on behalf of the Funds shall occur prior to the Closing; and (iii) the President or a Vice President and the Secretary or equivalent officer of each of PIP Inc. and the Acquiring Trust shall execute a certificate to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Directors of PIP Inc., on behalf of the Acquired Fund, and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund.

(c)  That the SEC shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or to the best of either PIP Inc.’s or the Acquiring Trust’s knowledge have been threatened that would materially and adversely affect the business or financial condition of the applicable Fund, would prohibit the transactions contemplated hereby or would adversely affect the ability of the applicable Fund to consummate the transactions contemplated hereby.

(d)  That the Plan contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e)  That a distribution or distributions shall have been declared for the Acquired Fund, prior to the Closing Date, that, together with all previous distributions, shall have the effect of distributing to shareholders of the Acquired Fund all of its investment company taxable income and net capital gain for the period from the close of its last fiscal year to the Valuation Time and any such amount undistributed from any prior period.

(f)  PIP Inc. shall have received on the Closing Date a favorable opinion from Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Acquiring Trust, dated as of the Closing Date, to the effect that:

(1)  The Acquiring Trust is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with requisite statutory trust power under its Agreement and Declaration of Trust and under the laws of the State of Delaware, to own all of its properties and assets and to carry on the business in each case as described in its current prospectus;

(2)  This Plan has been duly authorized and executed by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming delivery of the Plan by the Acquiring Trust, on behalf of the Acquiring Fund, and due authorization, execution and delivery of the Plan by PIP Inc., on behalf of the Acquired Fund, is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Trust in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, provided that such counsel may state that they express no opinion as to the validity or enforceability of any provision regarding the choice of Delaware law to govern this Plan;

(3)  The Acquiring Fund Shares to be distributed to Acquired Fund shareholders under the Plan have been duly authorized and upon delivery, as contemplated by the Plan for the consideration stated in the Plan, they will be validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund will have any pre-emptive rights under the Acquiring Trust’s Agreement and Declaration of Trust, its Bylaws and Delaware law to subscribe for or purchase such shares;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by the Acquiring Trust, on behalf of the Acquiring Fund, of its obligations hereunder will not, violate any provision of the Acquiring Trust’s (a) Agreement and Declaration of Trust, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in the Acquiring Trust’s currently effective registration statement, except where such violation would not have a material adverse effect on the Acquiring Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Delaware court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion;

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Trust.

(g)  The Acquiring Trust, for the benefit of the Acquiring Fund, shall have received on the Closing Date a favorable opinion from Venable LLP, special Maryland counsel to PIP Inc., dated as of the Closing Date, to the effect that:

(1)  PIP Inc. is a corporation duly formed, validly existing and in good standing under the laws of the State of Maryland with requisite statutory trust power under its Charter and under the laws of the State of Maryland, to own all of its properties and assets and to carry on the business of the Acquired Fund as described in the current prospectus of the Acquired Fund;

(2)  This Plan has been duly authorized, executed and, to the knowledge of such counsel, delivered by PIP Inc., on behalf of the Acquired Fund;

(3)  The execution, delivery and performance of the Plan have been duly authorized by all necessary action on the part of PIP Inc., on behalf of the Acquired Fund;

(4)  The execution and delivery of the Plan did not, and the performance of this Plan, by PIP Inc., on behalf of the Acquired Fund, of its obligations hereunder will not, violate any provision of (a) PIP Inc.’s Charter or by-laws, (b) the Management Agreement, (c) the Custodian Contract, (d) the Distribution Agreement, and (e) the Transfer Agency and Service Agreement, each such document to refer to the version referenced in PIP Inc.’s currently effective registration statement, except where such violation would not have a material adverse effect on the Acquired Fund;

(5)  To the knowledge of such counsel, no consent, approval, authorization, filing or order of any Maryland court or governmental authority is required for the consummation by PIP Inc., on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under state Blue Sky or securities laws as to which such counsel may state that they express no opinion; and

(6)  Based solely on a docket search, there is not in any Maryland court any judgment or litigation proceeding pending against PIP Inc. or the Acquired Fund.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of PIP Inc. with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of PIP Inc.

(h)  The Acquiring Trust with respect to the Acquiring Fund and PIP Inc. with respect to the Acquired Fund shall have received, on or before the Closing Date, an opinion of Willkie Farr & Gallagher LLP, counsel to the Acquiring Trust, in form and substance satisfactory to the Acquiring Trust and PIP Inc., substantially to the effect that, for federal income tax purposes:

(1)  The transfer of the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be deemed to be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(2)  In accordance with Sections 357 and 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the transfer of its assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, or on the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, as provided for in the Plan;

(3)  In accordance with Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund on the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, if any, as provided for in the Plan;

(4)  In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund on the receipt of Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(5)  In accordance with Section 362(b) of the Code, the tax basis of the Acquiring Fund in the assets of the Acquired Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the transactions contemplated by the Plan, except for certain adjustments that may be required to be made solely as a result of the close of the Acquired Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Acquired Fund, regardless of whether such transfer would otherwise be a non-taxable transaction under the Code;

(6)  In accordance with Section 358 of the Code, immediately after the consummation of the transactions contemplated by the Plan, the tax basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund will be equal, in the aggregate, to the tax basis of their shares of the Acquired Fund surrendered in exchange therefor;

(7)  In accordance with Section 1223(1) of the Code, the holding period for the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be determined by including the period for which such shareholder held their shares of the Acquired Fund exchanged therefor; provided, that the shares of the Acquired Fund were held by such shareholder of the Acquired Fund as capital assets for federal income tax purposes;

(8)  In accordance with Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to each of the assets of the Acquired Fund acquired by it in accordance with the Plan will include the period for which each of such assets were held by the Acquired Fund (except to the extent that the investment activities of the Acquiring Fund reduce or eliminate such holding period and except for any assets which may be marked to market on the termination of the Acquired Fund’s taxable year or on which gain was recognized on the transfer to the Acquiring Fund); and

(9)  Pursuant to Section 381(a) of the Code and regulations thereunder, the Acquiring Fund will succeed to and take into account certain tax attributes of the Acquired Fund, such as earnings and profits.

In giving the opinions set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Trust and PIP Inc. with regard to certain matters.

Notwithstanding the foregoing, that opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset on which gain or loss is recognized upon the close of the taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(i)  The Acquiring Fund Shares to be delivered hereunder shall be eligible for such sale by the Acquiring Fund with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each shareholder of the Acquired Fund.

9.  Fees and Expenses.

(a)  Each of the Acquiring Trust and PIP Inc. represents and warrants to the other that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  The expenses of entering into and carrying out the provisions of this Plan shall be borne by the Acquired Fund.

10.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) prior to the Closing or the Closing may be postponed by either PIP Inc. or the Acquiring Trust by resolution of the Board of Directors/Trustees, if circumstances develop that, in the opinion of either Board, make proceeding with the Plan inadvisable.

(b)  In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect with respect to the Acquiring Fund or the Acquired Fund, and none of PIP Inc., the Acquired Fund, the Acquiring Trust or the Acquiring Fund, nor the directors/trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(c)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by the relevant Board of Directors/Trustees if, in the judgment of such Board of Directors/Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(d)  The respective representations and warranties contained in Sections 4 and 6 hereof shall expire with and be terminated by the Plan, and none of PIP Inc., the Acquired Fund, the Acquiring Trust, the Acquiring Fund, or any of their respective officers, directors/trustees, agents or shareholders, shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, director/trustee, agent or shareholder of either Fund, PIP Inc. or the Acquiring Trust against any liability to the entity for which that officer, director/trustee, agent or shareholder so acts or to any of the Acquired Fund’s or the Acquiring Fund’s shareholders to which that officer, director/trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(e)  If any order or orders of the SEC with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of PIP Inc., on behalf of the Acquired Fund, or the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the Acquired Fund shareholders prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate unless PIP Inc., on behalf of the Acquired Fund, shall promptly call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.  Headings; Counterparts.

(a)  The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

(b)  This Plan may be executed in any number of counterparts, each of which will be deemed an original.

12.  Agreement an Obligation Only of the Funds, and Enforceable Only Against Assets of the Funds.

Each of PIP Inc. and the Acquiring Trust acknowledges that it must look, and agrees that it shall look, solely to the assets of the relevant Fund for the enforcement of any claims arising out of or based on the obligations of PIP Inc. and the Acquiring Trust hereunder, and in particular that none of the assets of either PIP Inc. or the Acquiring Trust, other than the portfolio assets of the relevant Fund, may be resorted to for the enforcement of any claim based on the obligations of a Fund hereunder.

13.  Entire Plan and Amendments; Survival of Warranties.

This Plan embodies the entire agreement of PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Plan may be amended only in a writing signed by PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. This Plan shall bind and inure to the benefit of the parties and their respective successors and assigns and neither this Plan nor any interest herein may be assigned without the prior written consent of PIP Inc., on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors, and assigns any rights or remedies under or by any reason of this Plan. The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

14.  Notices.

Any notice, report, demand or other communication required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if hand delivered or mailed, first class postage prepaid, addressed to the Acquiring Trust at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary; and to PIP Inc. at 655 Broad Street, Newark, New Jersey 07102, Attention: Secretary.

15.  Governing Law.

This Plan shall be governed by and construed in accordance with the laws of the State of Delaware, provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

IN WITNESS WHEREOF, The Prudential Investment Portfolios, Inc. on behalf of PGIM Growth Allocation Fund, and Prudential Investment Portfolios 9 on behalf of PGIM QMA Large-Cap Core Equity Fund, have executed this Plan by their respective duly authorized officers, all as of the date and year first-above written.

THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC. ON BEHALF OF PGIM GROWTH ALLOCATION FUND

By:
Attest:	Name:
Title:

PRUDENTIAL INVESTMENT PORTFOLIOS 9, ON BEHALF OF PGIM QMA LARGE-CAP CORE EQUITY FUND

By:
Attest:	Name:
Title:

Exhibit B

PROSPECTUS DATED JANUARY 29, 2019

The Prospectus for the Large-Cap Core Fund, dated January 29, 2019 is incorporated by reference into this Prospectus/ Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

B-1

Exhibit C

ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2018

The Annual Report to Shareholders for the Large-Cap Core Fund for the fiscal year ended October 31, 2018, is incorporated by reference into this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders.

C-1

TABLE OF CONTENTS

Proposal
Notice of Special Meeting of Shareholders
1	Prospectus/Proxy Statement
2	Summary
3	Reasons for the Reorganization
5	Fees and Expenses
5	Shareholder Fees and Operating Expenses
9	Expense Examples
11	Performance of the Funds
13	Comparison of Important Features
23	Federal Income Tax Considerations
24	Comparison of Organizational Structures
27	Management of the Funds
29	Distribution Plan
30	Valuation
32	Frequent Purchases and Redemptions of Fund Shares
33	Purchases, Redemptions, Exchanges and Distributions
34	Information About the Reorganization
34	Closing
34	Expenses Resulting from the Reorganization
35	Certain Federal Tax Consequences of the Reorganization
35	Characteristics of PIP 9 Shares
36	Capitalization
38	Voting Information
38	Required Vote
38	How to Vote
38	Revocation of Proxies
38	Solicitation of Voting Instructions
39	Additional Information About the Portfolio Managers and Portfolio Holdings
39	Portfolio Managers
40	Additional Information about the Portfolio Managers—Compensation and Conflicts of Interest
44	Principal Holders of Shares
49	Additional Information
49	Miscellaneous
49	Shareholder Proposals
50	Exhibits to Prospectus/Proxy Statement
A-1	Exhibit A—Form of Plan of Reorganization (attached)
B-1	Exhibit B—Prospectus dated January 29, 2019 (enclosed)
C-1	Exhibit C—Annual Report for the fiscal year ended October 31, 2018 (enclosed)

STATEMENT OF ADDITIONAL INFORMATION

FOR

PGIM QMA LARGE-CAP CORE EQUITY FUND

Dated February 4, 2019

Acquisition of the Net Assets of

PGIM Growth Allocation Fund, a series of The Prudential Investment Portfolios, Inc.

By and in exchange for shares of the

PGIM QMA Large-Cap Core Equity Fund, a series of Prudential Investment Portfolios 9

This Statement of Additional Information (“SAI”) relates specifically to the proposed delivery of substantially all of the assets of PGIM Growth Allocation Fund (the “Growth Allocation Fund”), a series of The Prudential Investment Portfolios, Inc. (“PIP Inc.”), and to the assumption of the liabilities of the Growth Allocation Fund by PGIM QMA Large-Cap Core Equity Fund (the “Large-Cap Core Fund”), a series of Prudential Investment Portfolios 9 (“PIP 9”) in exchange for shares of the Large-Cap Core Fund (the “Reorganization”).

This SAI consists of this Cover Page and the Large-Cap Core Fund’s SAI dated January 29, 2019 (No. 333-66895) and pro forma financial information relating to the Growth Allocation Fund and the Large-Cap Core Fund after giving effect to the proposed Reorganization.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated February 4, 2019 relating to the above-referenced Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-225-1852 or by writing to the Large-Cap Core Fund at 655 Broad Street, Newark, NJ 07102.

The Securities and Exchange Commission (“SEC”) maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of the Growth Allocation Fund and the Large-Cap Core Fund, other materials incorporated by reference herein, and other information regarding the Growth Allocation Fund, PIP Inc., the Large-Cap Core Fund and PIP 9.

TABLE OF CONTENTS

Page
SAI Incorporation by Reference	S-2
Pro Forma Financial Information	F-1

S-1

SAI INCORPORATION BY REFERENCE

The SAI of the Large-Cap Core Fund (No. 333-66895), dated January 29, 2019, is incorporated by reference herein and is part of this SAI and will be provided to all shareholders requesting this SAI.

The Prospectus and SAI of the Growth Allocation Fund, dated November 29, 2018 (No. 033-61997) are incorporated by reference herein. The Annual Report for the Growth Allocation Fund for the fiscal year ended September 30, 2018 is incorporated by reference herein to Form N-CSR filed on November 26, 2018.

S-2

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to merge the Growth Allocation Fund into the Large-Cap Core Fund. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Fund.” The unaudited pro forma information set forth below for the 12-month period ended October 31, 2018 is intended to present ratios and supplemental data as if the Reorganization had been consummated at November 1, 2017. Such unaudited pro forma information should be read in conjunction with the Growth Allocation Fund’s Annual Report to Shareholders dated September 30, 2018 as well as the Large-Cap Core Fund’s Annual Report to Shareholders dated October 31, 2018 which are on file with the SEC and are available at no charge.

For the 12-months ended October 31, 2018, the average daily net assets of the Growth Allocation Fund were approximately $111.5 million and the average daily net assets of the Large-Cap Core Fund were approximately $280.0 million. The pro forma average daily net assets of the Combined Fund for the 12-months ended October 31, 2018 would have been approximately $383.7 million.

The Growth Allocation Fund and the Large-Cap Core Fund are both managed by PGIM Investments (“PGIM”). The subadviser for both Funds is Quantitative Management Associates LLC (“QMA”), a wholly-owned subsidiary of Prudential Financial Inc. (“Prudential”).

The Funds have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm. Each of these service providers has entered into an agreement with the Fund or PGIM, as the case may be, on behalf of the Fund, which governs the provision of services to the Fund. Such agreements contain the same terms with respect to the Funds.

The contractual investment management fee rates for the Growth Allocation Fund and the Large-Cap Core Fund are set forth below:

PGIM Growth Allocation Fund

0.10% of average daily net assets up to and including $5 billion;

0.08% of average daily net assets over $5 billion.

PGIM QMA Large-Cap Core Equity Fund

0.35% of average daily net assets up to $5 billion;

0.34% of average daily net assets over $5 billion.

	Growth Allocation Fund(1)(7)		Large-Cap Core Fund(2)(3)(5)		Combined Fund(2)(4)(6)
Class A	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$84,033	0.10%	$393,369	0.35%	$687,951	0.35%
Distribution and/or Service Fees (l2b-l Fees)	$252,098	0.30%	$337,174	0.30%	$589,672	0.30%
Other Expenses	$273,179	0.33%	$234,085	0.21%	$405,233	0.21%
Acquired Fund Fees and Expenses	$630,245	0.75%	N/A	0.00%	N/A	0.00%
Total Annual Operating Expenses	$1,239,555	1.48%	$964,628	0.86%	$1,682,856	0.86%
Fee Waiver and/or Expense Reimbursement	$(105,371)	-0.13%	$(153,165)	-0.14%	$(267,642)	-0.14%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$1,134,184	1.35%	$811,463	0.72%	$1,415,214	0.72%

	Growth Allocation Fund(1)(7)		Large-Cap Core Fund(2)(3)		Combined Fund(2)(6)
Class B	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$7,543	0.10%	$6,835	0.35%	$33,236	0.35%
Distribution and/or Service Fees (l2b-l Fees)	$75,429	1.00%	$19,529	1.00%	$94,959	1.00%
Other Expenses	$50,175	0.67%	$21,534	1.10%	$49,588	0.52%
Acquired Fund Fees and Expenses	$56,572	0.75%	N/A	0.00%	N/A	0.00%
Total Annual Operating Expenses	$189,719	2.52%	$47,898	2.45%	$177,783	1.87%
Fee Waiver and/or Expense Reimbursement	$(31,317)	-0.42%	$(17,042)	-0.87%	$(27,749)	-0.29%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$158,402	2.10%	$30,856	1.58%	$150,034	1.58%

	Growth Allocation Fund(1)(7)		Large-Cap Core Fund(2)(3)		Combined Fund(2)(4)(6)
Class C	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$15,759	0.10%	$111,242	0.35%	$166,399	0.35%
Distribution and/or Service Fees (l2b-l Fees)	$157,590	1.00%	$317,835	1.00%	$475,426	1.00%
Other Expenses	$59,838	0.38%	$64,668	0.20%	$89,043	0.19%
Acquired Fund Fees and Expenses	$118,193	0.75%	N/A	0.00%	N/A	0.00%
Total Annual Operating Expenses	$351,380	2.23%	$493,745	1.55%	$730,868	1.54%
Fee Waiver and/or Expense Reimbursement	$(20,455)	-0.13%	$(36,062)	-0.11%	$(45,679)	-0.10%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$330,925	2.10%	$457,683	1.44%	$685,189	1.44%

	Growth Allocation Fund(1)(7)		Large-Cap Core Fund		Combined Fund*(2)(6)
Class R	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$134	0.10%	N/A	N/A	$468	0.35%
Distribution and/or Service Fees (l2b-l Fees)	$1,003	0.75%	N/A	N/A	$401	0.30%
Other Expenses	$14,469	10.82%	N/A	N/A	$281	0.21%
Acquired Fund Fees and Expenses	$1,003	0.75%	N/A	N/A	N/A	0.00%
Total Annual Operating Expenses	$16,609	12.42%	N/A	N/A	$1,150	0.86%
Fee Waiver and/or Expense Reimbursement	$(14,468)	-10.82%	N/A	N/A	$(187)	-0.14%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$2,141	1.60%	N/A	N/A	$963	0.72%

	Growth Allocation Fund(1)(7)		Large-Cap Core Fund(2)(3)		Combined Fund(2)(6)
Class Z	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$3,777	0.10%	$218,597	0.35%	$231,816	0.35%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$29,579	0.78%	$127,335	0.20%	$128,232	0.19%
Acquired Fund Fees and Expenses	$28,326	0.75%	N/A	0.00%	N/A	0.00%
Total Annual Operating Expenses	$61,682	1.63%	$345,932	0.55%	$360,048	0.54%
Fee Waiver and/or Expense Reimbursement	$(20,131)	-0.53%	$(59,883)	-0.09%	$(53,249)	-0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$41,551	1.10%	$286,049	0.46%	$306,799	0.46%

	Growth Allocation Fund(1)(7)		Large-Cap Core Fund(2)(3)		Combined Fund(2)(6)
Class R6	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets	Amount	Percentage of Average Net Assets
Management Fee	$230	0.10%	$249,860	0.35%	$223,442	0.35%
Distribution and/or Service Fees (l2b-l Fees)	N/A	0.00%	N/A	0.00%	N/A	0.00%
Other Expenses	$28,754	12.49%	$67,135	0.09%	$53,771	0.08%
Acquired Fund Fees and Expenses	$1,727	0.75%	N/A	0.00%	N/A	0.00%
Total Annual Operating Expenses	$30,711	13.34%	$316,995	0.44%	$277,213	0.43%
Fee Waiver and/or Expense Reimbursement	$(28,179)	-12.24%	$(67,135)	-0.09%	$(53,771)	-0.08%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$2,532	1.10%	$249,860	0.35%	$223,442	0.35%

* The Large-Cap Core Fund does not offer Class R shares and the pro forma expenses above for the Combined Fund relate to Class A shares.  Class R shareholders of the Growth Allocation Fund shall receive Class A shares of the Large-Cap Core Fund.

(1)   Based on the average daily net assets of approximately $111.5 million for the Growth Allocation Fund for the 12-month period ended October 31, 2018.

(2)   The contractual management fee for the Large-Cap Core Fund is 0.35% of average daily net assets up to $5 billion; 0.34% of average daily net assets over $5 billion. The same contractual management fee rates will apply to the Combined Fund.

(3)   Based on the average daily net assets of approximately $280.0 million for the Large-Cap Core Fund for the 12-month period ended October 31, 2018. The Manager of the Large-Cap Core Fund has contractually agreed through February 29, 2020 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), interest, acquired fund fees and expenses, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares to 0.35% of the Fund’s average daily net assets. Additionally, the Manager has contractually agreed through February 29, 2020, to limit Total Annual Fund Operating Expenses to 1.58% of average daily net assets for Class B shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Trustees.

(4)   Upon implementation of the Reorganization, the Manager will contractually agree, through February 28, 2021, to limit Total Annual Fund Operating Expenses to 0.72% of average daily net assets for Class A shares and 1.44% of average daily net assets for Class C shares of the proforma combined Fund.

(5)   The distributor of the Large-Cap Core Fund has contractually agreed through February 29, 2020 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. This waiver may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Trustees.

(6)   The estimated fees and expenses of the Combined Fund (Pro Forma Surviving) are based in part on assumed average daily net assets of $383.7 million (i.e., the average daily net assets for the Combined Fund for the 12-month period ended October 31, 2018).

(7) The Manager of the Growth Allocation Fund has contractually agreed, through January 31, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.60% of average daily net assets for Class A shares, 1.35% of average daily net assets for Class B shares, 1.35% of average daily net assets for Class C shares, 0.85% of average daily net assets for Class R shares, 0.35% of average daily net assets for Class Z shares, and 0.35% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This waiver may not be terminated prior to January 31, 2020 without the prior approval of the Fund’s Board of Directors.

Prudential Investment Management Services LLC (“PIMS”) serves as the distributor of each Fund, including the Growth Allocation Fund and the Large-Cap Core Fund. PIMS is a wholly-owned subsidiary of Prudential Financial, Inc. For the 12-month period ended October 31, 2018, the 12b-1 fee paid by the Growth Allocation Fund to PIMS was 0.25% of the average daily net assets for the Class A shares of the Growth Allocation Fund (0.30% less a contractual waiver of 0.05%), 1.00% and 1.00% of the average daily net assets for the Class B and Class C shares, respectively, of the Growth Allocation Fund, and 0.50 % of the average daily net assets for the Class R shares of the Growth Allocation Fund (0.75% less a contractual waiver of 0.25%). For the 12-month period ended October 31, 2018, the 12b-1 fee paid by the Large-Cap Core Fund to PIMS was 0.25% of the average daily net assets for the Class A shares of the Large-Cap Core Fund (0.30% less a contractual waiver of 0.05%) and 1.00% and 1.00% of the average daily net assets for the Class B and Class C shares, respectively, of the Large-Cap Core Fund.  The distribution and service (12b-1) fee paid by the Funds to PIMS is intended to compensate PIMS and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Funds’ prospectuses and statements of additional information, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Funds, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PIMS and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Funds.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Subchapter M of the Internal Revenue Code.  The performance history of the Growth Allocation Fund will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Growth Allocation Fund or its shareholders as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Growth Allocation Fund’s holdings. The aggregate tax basis of Large-Cap Core Fund shares received by the shareholders of the Growth Allocation Fund in connection with the Reorganization will be the same as the aggregate tax basis of the Growth Allocation Fund shares held immediately before the Reorganization.

If the Reorganization is approved by shareholders of the Growth Allocation Fund, it is currently anticipated that all or a substantial portion of the portfolio securities of the Growth Allocation Fund will be sold and/or redeemed in-kind and new securities will be purchased prior to and solely and directly related to the Reorganization. This is because the Growth Allocation Fund operates as a fund-of-funds, whereas the Large-Cap Core Fund is actively managed. As of the date of this Prospectus/Proxy Statement, if approximately 100% of the Growth Allocation Fund’s investments had been sold as of October 31, 2018 due to the Reorganization, the Growth Allocation Fund would have realized capital gains of approximately $4.69 per share (comprised of both short term and long term capital gains), approximately 27% of the net asset value of the Growth Allocation Fund. Any capital gains realized by the Growth Allocation Fund prior to the closing date of the Reorganization will be distributed to shareholders of the Growth Allocation Fund, respectively, prior to the closing date of the Reorganization. Shareholders of the Growth Allocation Fund who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. The portion of the portfolio securities to be sold and the transaction costs and tax consequences related to those sales are estimates based on, among other things, historical data, current market conditions and the Fund’s ability to use available carryovers, and are subject to change. As of October 31, 2018, it is anticipated that transaction costs of approximately $75,000 will be incurred by the Growth Allocation Fund and its shareholders to reposition its portfolio in connection with the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by the Growth Allocation Fund.